--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

      REGISTRATION STATEMENT (NO. 2-17620) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 83

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 83

                              VANGUARD WORLD FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           ON DECEMBER 28, 2001 PURSUANT TO PARAGRAPH (B) OF RULE 485.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VANGUARD(R) CALVERT SOCIAL INDEX(TM) FUND

INVESTOR SHARES

DECEMBER 28, 2001

STOCK

PROSPECTUS

This prospectus
contains financial data
for the Fund through
the fiscal year ended
August 31, 2001.




Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accurace or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD(R) CALVERT SOCIAL INDEX FUND

PROSPECTUS

DECEMBER 28, 2001

A STOCK INDEX MUTUAL FUND
--------------------------------------------------------------------------------
  1 FUND PROFILE

  3 ADDITIONAL INFORMATION

  3 AN INTRODUCTION TO INDEX FUNDS

  4 MORE ON THE FUND

  9 THE FUND AND VANGUARD

  9 INVESTMENT ADVISER

 10 DIVIDENDS, CAPITAL GAINS, AND TAXES

 12 SHARE PRICE

 12 FINANCIAL HIGHLIGHTS

 14 INVESTING WITH VANGUARD
    14 Buying Shares
    15 Redeeming Shares
    17 Other Rules You Should Know
    19 Fund and Account Updates
    20 Contacting Vanguard

    GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASSES
The Calvert Social Index Fund offers two separate classes of shares: Investor Shares and Institutional Shares. This prospectus offers the Fund's Investor Shares. A separate prospectus offers the Fund's Institutional Shares, which are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a passive management strategy designed to track the performance of the Calvert Social Index. The Index is composed of large- and mid-cap stocks that have been screened for certain social and environmental criteria by the Index sponsor, which is independent of Vanguard. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. For a description of the Fund's replication technique, please see "Indexing Methods" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Investment style risk, which is the chance that returns from large- and mid-cap stocks generally, or from stocks included in the Calvert Social Index specifically, will trail returns from other mutual funds screened with similar criteria, other asset classes, or the overall stock market.
o Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

PERFORMANCE/RISK INFORMATION
The Fund has not been in operation long enough to report a full calendar-year return. The FINANCIAL HIGHLIGHTS section provides detailed information on the Fund's fiscal-year return.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2001.

2

--------------------------------------------------------------------------------
      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None
      Account Maintenance Fee (for accounts under $10,000):           $10/year*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.12%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.13%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.25%

--------------------------------------------------------------------------------
*The account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, fractional shares may be automatically redeemed to make up the difference.

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
                1 YEAR        3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                 $26            $80          $141          $318
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Calvert Social Index Fund Investor Shares' expense ratio in fiscal year 2001 was 0.25%, or $2.50 per $1,000 of average net assets. The average large-cap growth mutual fund had expenses in 2000 of 1.46%, or $14.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS            MINIMUM INITIAL INVESTMENT
Distributed annually in December       $3,000; $1,000 for IRAs and custodial
                                       accounts for minors
INVESTMENT ADVISER
The Vanguard Group, Valley Forge, Pa., NEWSPAPER ABBREVIATION
since inception                        CalSoc

INCEPTION DATE                         VANGUARD FUND NUMBER
May 8, 2000                            213

NET ASSETS (INVESTOR SHARES) AS OF     CUSIP NUMBER
AUGUST 31, 2001                        921910303
$80 million
                                       TICKER SYMBOL
SUITABLE FOR IRAS                      VCSIX
Yes
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS

WHAT IS INDEXING?
Indexing is an investment strategy for tracking, as closely as possible, the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

     An index fund holds all, or a representative sample, of the securities that make up its target index. Unlike actively managed funds, index (or "passively managed") funds do not buy and sell securities based on research and analysis. Rather, index funds simply attempt to mirror what the target index does, for better or worse.

     An index fund does not always perform exactly like its target index. Like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

ADVANTAGES OF INDEX FUNDS
Index funds typically have the following characteristics:
o Variety of investments. Vanguard index funds generally invest in a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

4

o Low cost. Index funds are inexpensive to run compared with actively managed funds. They have no research costs and keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

     Compared with actively managed funds, most index funds have lower turnover rates and lower capital gains distributions. However, from time to time, some index funds may pay out higher-than-expected taxable distributions. That's because index funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index fund to sell securities that have appreciated in value, and, thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.


MORE ON THE FUND
This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

     Finally, you'll find information on other important features of the Fund.

INDEXING METHODS
In seeking to track a particular index, a fund generally uses one of two methods to select the securities in which it invests.

     REPLICATION METHOD. Many stock funds--but not bond funds--use the replication method of indexing. This means that a fund holds each security found in its target index in about the same proportion as represented in the index itself. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. For bond funds, replication is an inefficient and costly method of indexing, since there is no liquid market for many of the corporate and agency bonds typically found in a broad bond index. The Calvert Social Index Fund uses this method of indexing.


     SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Wilshire 5000 Index, for example, included more than 6,200 separate stocks as of August 31, 2001), many funds tracking these larger indexes use a "straight sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              CALVERT SOCIAL INDEX
The  Calvert  Social  Index is  maintained  by the  Calvert  Group of  Bethesda,
Maryland, a leading organization in the world of social investing. Calvert selects stocks from approximately 1,000 of the largest public companies in the United States by evaluating each company's performance in the following categories: environmental, labor relations, product safety, animal welfare, military weapons, community relations, human rights, and the rights of indigenous peoples. Included in the Index are companies (a) with programs focused on reducing overall environmental impact; (b) with good labor-relations records, including those with strong diversity programs; (c) that produce healthy and safe products and services; (d) that have reduced their use of animal testing; (e) that are responsible citizens in their communities; and (f) that have adopted human rights standards.

Excluded from the Index are companies that, in Calvert's opinion: (a) have poor environmental records (including those with significant compliance and waste management problems); (b) significantly engage in nuclear power; (c) have a record of employment discrimination; (d) provide unsafe workplaces; (e) are primarily engaged in tobacco, alcohol, firearms, or gambling; (f) abuse animals through methods of factory farming; (g) are primarily engaged in weapons contracting; (h) directly contribute to human rights violations worldwide; and
(i) are significantly engaged in a pattern or practice of violating the rights of indigenous peoples.

For further information about the Calvert Social Index, please visit Calvert's website at www.calvert.com or contact Calvert at 1-800-368-2745.
--------------------------------------------------------------------------------

MARKET EXPOSURE

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-2000)
--------------------------------------------------------------------------------
                     1 YEAR       5 YEARS      10 YEARS     20 YEARS
--------------------------------------------------------------------------------
Best                  54.2%        28.6%        19.9%        17.8%
Worst                -43.1        -12.4         -0.8          3.1
Average               12.9         11.1         11.2         11.3
--------------------------------------------------------------------------------

6


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.


[FLAG[ THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, LARGE- AND MID-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS
Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

[FLAG] BECAUSE THE FUND IS  NONDIVERSIFIED  (WHICH MEANS IT MAY INVEST A GREATER
     PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS), THE FUND IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

SECURITY SELECTION
The Fund seeks to provide investment results that correspond to those of the Calvert Social Index. The correlation between the performance of the Fund and that of the Index is expected to be at least 95% (100% would indicate perfect correlation). Keep in mind that the social screening policies employed by the Index may result in economic sector weightings that are significantly different from those of the overall market. For example, as of August 31, 2001, technology stocks represented 21.6% of the Calvert Social Index, while that sector represented approximately 15.8% of the Russell 1000 Index. In addition, as of the same date, stocks within the integrated oils sector represented 0% of the Calvert Social Index, while that sector represented more than 4.3% of the Russell 1000 Index.

OTHER INVESTMENT POLICIES AND RISKS
The Fund reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same general market as the current index.

     The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all of the stocks that comprise the index it tracks.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. The Fund intends to invest at least 95% of its total assets in the stocks of the Index. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. These investments will not be screened based on social or environmental criteria.

     Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts in which each party agrees to make payments to the other based on the return of a specified index or asset).

     The Fund will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

     The Fund's obligation under futures contracts will not exceed 20% of its total assets.

     The reasons for which the Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

     Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

8

ACCOUNT MAINTENANCE FEE
Vanguard assesses an account maintenance fee on index fund shareholders whose account balances are below $10,000 (for any reason, including a decline in the value of a Fund's shares) on the date a dividend is distributed. This fee is intended to allocate account maintenance costs more equitably among shareholders. For funds that distribute dividends annually, the account maintenance fee is $10 per year, deducted from the annual dividend, which usually is distributed during the last two weeks of the calendar year. If the fee is deducted from your dividend distribution, you will still be taxed on the full amount of your dividend (unless you hold your shares through a nontaxable account). If you are due a dividend that is less than the fee, fractional shares may be automatically redeemed to make up the difference.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
o Certain Vanguard funds charge purchase and/or redemption fees on transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of August 31, 2001, the average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 62%; for all domestic stock funds, the average turnover rate was approximately 117%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD
The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Quantitative Equity Group. As of August 31, 2001, Vanguard served as adviser for about $392 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     For  the  fiscal  year  ended  August  31,  2001,  the  advisory   expenses
represented an effective annual rate of 0.02% of the Fund's average net assets.

     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

10

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER
The manager primarily responsible for overseeing the Fund's investments is:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"
Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 30.5% (30% in 2002) of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

12

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS
The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                             VANGUARD CALVERT SOCIAL INDEX FUND
                                                       PERIODS ENDED AUGUST 31,
--------------------------------------------------------------------------------
                                                            2001           2000*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.14         $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .04            .02
 Net Realized and Unrealized Gain (Loss) on Investments    (3.57)          1.12
--------------------------------------------------------------------------------
   Total from Investment Operations                        (3.53)          1.14
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.03)            --
 Distributions from Realized Capital Gains                  (.01)            --
--------------------------------------------------------------------------------
   Total Distributions                                      (.04)            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD                           $ 7.57         $11.14
--------------------------------------------------------------------------------
TOTAL RETURN**                                           -31.75%         11.07%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $80            $40
  Ratio of Total Expenses to Average Net Assets            0.25%         0.25%+
  Ratio of Net Investment Income to Average Net Assets     0.70%         0.98%+
  Turnover Rate                                              10%             3%
================================================================================
*Subscription period for the Fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Performance measurement began May 31, 2000.
**Total return figures do not reflect the annual account maintenance fee of $10. +Annualized.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
The Fund began fiscal year 2001 with a net asset value (price) of $11.14 per share. During the year, the Fund earned $0.04 per share from investment income (interest and dividends). There was a decline of $3.57 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.53 from investment operations.

Shareholders received $0.04 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the year was $7.57, reflecting losses of $3.53 per share and distributions of $0.04 per share. This was a decrease of $3.57 per share (from $11.14 at the beginning of the year to $7.57 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -31.75% for the year.

As of August 31, 2001, the Fund had $80 million in net assets. For the year, its expense ratio was 0.25% ($2.50 per $1,000 of net assets), and its net investment income amounted to 0.70% of its average net assets. It sold and replaced securities valued at 10% of its net assets.
--------------------------------------------------------------------------------

14

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--213. For addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
* THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
* U.S.CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
* LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
* NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
* FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
* CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
* EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
* WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to

16

wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
* SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
* POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
* RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
* PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
* NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

17

* EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
* AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
* TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
* PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 o Ten-digit account number.
 o Complete owner name and address.
 o Primary Social Security or employer identification number.
 o Personal Identification Number (PIN), if applicable.
* SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
* SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES. To discourage market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM
* REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
* SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES. To discourage market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
* "GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 o The fund name and account number.

18

 o The amount of the transaction (in dollars or shares).
 o Signatures of all owners exactly as registered on the account.
 o Signature guarantees, if required for the type of transaction.*
 o Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
o You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
o Your round trips through a non-money-market fund must be at least 30 days apart.
o    All funds may refuse share purchases at any time, for any reason.
o Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Calvert Social Index Fund will be mailed twice a year, in April and October. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:

20

o    Performance assessments with comparisons to industry benchmarks.
o    Reports from the adviser.
o    Financial statements with detailed listings of the Fund's holdings.

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

ONLINE
VANGUARD.COM
o    Your  best  source  of  Vanguard  news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests n 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
o    For automated fund and account information
o    For redemptions by check, exchange, or wire
o    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
 1-800-952-3335)
o    For fund and service information
o    For literature requests n Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
o    For account information
o    For most account transactions n Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o    For information and services for large institutional investors
o    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

21

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Calvert Social Index Fund--213.








"Calvert," "Calvert Group," and "Calvert Social Index" are trademarks of Calvert Group, and have been licensed for use by Vanguard Calvert Social Index Fund and The Vanguard Group. This mutual fund is not sponsored, endorsed, sold, or promoted by Calvert Group, and Calvert Group makes no representation regarding the advisability of investing in the Fund. All other market indexes referenced in this prospectus are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
THE VANGUARD GROUP [R]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Calvert Social Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-1027


(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P213 122001

VANGUARD(R) CALVERT SOCIAL INDEX(TM) FUND

FOR PARTICIPANTS

DECEMBER 28, 2001

STOCK

PROSPECTUS

This prospectus
contains financial data
for the Fund through
the fiscal year ended
August 31, 2001.





Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accurace or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD(R) CALVERT SOCIAL INDEX FUND

PARTICIPANT PROSPECTUS

DECEMBER 28, 2001

A STOCK INDEX MUTUAL FUND
--------------------------------------------------------------------------------
  1 FUND PROFILE

  2 ADDITIONAL INFORMATION

  3 AN INTRODUCTION TO INDEX FUNDS

  3 MORE ON THE FUND

  8 THE FUND AND VANGUARD

  8 INVESTMENT ADVISER

  9 DIVIDENDS, CAPITAL GAINS, AND TAXES

  9 SHARE PRICE

 10 FINANCIAL HIGHLIGHTS

 12 INVESTING WITH VANGUARD

 13 ACCESSING FUND INFORMATION BY COMPUTER

    GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASSES
The Calvert Social Index Fund offers two separate classes of shares: Investor Shares and Institutional Shares. This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement savings plans. Another version--for investors who would like to open a personal account--can be obtained by calling Vanguard at 1-800-662-7447.

Investor Shares and Institutional Shares do not have the same expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a passive management strategy designed to track the performance of the Calvert Social Index. The Index is composed of large- and mid-cap stocks that have been screened for certain social and environmental criteria by the Index sponsor, which is independent of Vanguard. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. For a description of the Fund's replication technique, please see "Indexing Methods" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Investment style risk, which is the chance that returns from large- and mid-cap stocks generally, or from stocks included in the Calvert Social Index specifically, will trail returns from other mutual funds screened with similar criteria, other asset classes, or the overall stock market.
o Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

PERFORMANCE/RISK INFORMATION
The Fund has not been in operation long enough to report a full calendar-year return. The FINANCIAL HIGHLIGHTS section provides detailed information on the Fund's fiscal-year return.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.12%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.13%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.25%

2

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
                   1 YEAR      3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
                    $26          $80          $141           $318
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Calvert Social Index Fund Investor Shares' expense ratio in fiscal year 2001 was 0.25%, or $2.50 per $1,000 of average net assets. The average large-cap growth mutual fund had expenses in 2000 of 1.46%, or $14.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         CalSoc

INVESTMENT ADVISER                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   213
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           921910303
May 8, 2000
                                         TICKER SYMBOL
NET ASSETS (INVESTOR SHARES) AS OF       VCSIX
AUGUST 31, 2001
$80 million
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS

WHAT IS INDEXING?
Indexing is an investment strategy for tracking, as closely as possible, the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

     An index fund holds all, or a representative sample, of the securities that make up its target index. Unlike actively managed funds, index (or "passively managed") funds do not buy and sell securities based on research and analysis. Rather, index funds simply attempt to mirror what the target index does, for better or worse.

     An index fund does not always perform exactly like its target index. Like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

ADVANTAGES OF INDEX FUNDS
Index funds typically have the following characteristics:
o Variety of investments. Vanguard index funds generally invest in a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index funds are inexpensive to run compared with actively managed funds. They have no research costs and keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

MORE ON THE FUND
This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

     Finally, you'll find information on other important features of the Fund.

4

INDEXING METHODS
In seeking to track a particular index, a fund generally uses one of two methods to select the securities in which it invests.

     REPLICATION METHOD. Many stock funds--but not bond funds--use the replication method of indexing. This means that a fund holds each security found in its target index in about the same proportion as represented in the index itself. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. For bond funds, replication is an inefficient and costly method of indexing, since there is no liquid market for many of the corporate and agency bonds typically found in a broad bond index. The Calvert Social Index Fund uses this method of indexing.


     SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Wilshire 5000 Index, for example, included more than 6,200 separate stocks as of August 31, 2001), many funds tracking these larger indexes use a "straight sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              CALVERT SOCIAL INDEX
The  Calvert  Social  Index is  maintained  by the  Calvert  Group of  Bethesda,
Maryland, a leading organization in the world of social investing. Calvert selects stocks from approximately 1,000 of the largest public companies in the United States by evaluating each company's performance in the following categories: environmental, labor relations, product safety, animal welfare, military weapons, community relations, human rights, and the rights of indigenous peoples. Included in the Index are companies (a) with programs focused on reducing overall environmental impact; (b) with good labor-relations records, including those with strong diversity programs; (c) that produce healthy and safe products and services; (d) that have reduced their use of animal testing; (e) that are responsible citizens in their communities; and (f) that have adopted human rights standards.

Excluded from the Index are companies that, in Calvert's opinion: (a) have poor environmental records (including those with significant compliance and waste management problems); (b) significantly engage in nuclear power; (c) have a record of employment discrimination; (d) provide unsafe workplaces; (e) are primarily engaged in tobacco, alcohol, firearms, or gambling; (f) abuse animals through methods of factory farming; (g) are primarily engaged in weapons contracting; (h) directly contribute to human rights violations worldwide; and
(i) are significantly engaged in a pattern or practice of violating the rights of indigenous peoples.

For further information about the Calvert Social Index, please visit Calvert's website at www.calvert.com or contact Calvert at 1-800-368-2745.
--------------------------------------------------------------------------------

MARKET EXPOSURE

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-2000)
--------------------------------------------------------------------------------
                     1 YEAR       5 YEARS      10 YEARS     20 YEARS
--------------------------------------------------------------------------------
Best                  54.2%        28.6%        19.9%        17.8%
Worst                -43.1        -12.4         -0.8          3.1
Average               12.9         11.1         11.2         11.3
--------------------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.


[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, LARGE- AND MID-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS
Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

6

[FLAG] BECAUSE THE FUND IS  NONDIVERSIFIED  (WHICH MEANS IT MAY INVEST A GREATER
     PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS), THE FUND IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

SECURITY SELECTION
The Fund seeks to provide investment results that correspond to those of the Calvert Social Index. The correlation between the performance of the Fund and that of the Index is expected to be at least 95% (100% would indicate perfect correlation). Keep in mind that the social screening policies employed by the Index may result in economic sector weightings that are significantly different from those of the overall market. For example, as of August 31, 2001, technology stocks represented 21.6% of the Calvert Social Index, while that sector represented approximately 15.8% of the Russell 1000 Index. In addition, as of the same date, stocks within the integrated oils sector represented 0% of the Calvert Social Index, while that sector represented more than 4.3% of the Russell 1000 Index.

OTHER INVESTMENT POLICIES AND RISKS
The Fund reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same general market as the current index.

     The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all of the stocks that comprise the index it tracks.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. The Fund intends to invest at least 95% of its total assets in the stocks of the Index. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. These investments will not be screened based on social or environmental criteria.

     Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts in which each party agrees to make payments to the other based on the return of a specified index or asset).

     The Fund will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

     The Fund's obligation under futures contracts will not exceed 20% of its total assets.

 The reasons for which the Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

7

o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

     Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

8

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of August 31, 2001, the average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 62%; for all domestic stock funds, the average turnover rate was approximately 117%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD
The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Quantitative Equity Group. As of August 31, 2001, Vanguard served as adviser for about $392 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     For  the  fiscal  year  ended  August  31,  2001,  the  advisory   expenses
represented an effective annual rate of 0.02% of the Fund's average net assets.

     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER
The manager primarily responsible for overseeing the Fund's investments is:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.

     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's

10

assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS
The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                             VANGUARD CALVERT SOCIAL INDEX FUND
                                                       PERIODS ENDED AUGUST 31,
--------------------------------------------------------------------------------
                                                            2001           2000*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.14         $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .04            .02
 Net Realized and Unrealized Gain (Loss) on Investments    (3.57)          1.12
--------------------------------------------------------------------------------
   Total from Investment Operations                        (3.53)          1.14
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.03)            --
 Distributions from Realized Capital Gains                  (.01)            --
--------------------------------------------------------------------------------
   Total Distributions                                      (.04)            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD                           $ 7.57         $11.14
--------------------------------------------------------------------------------
TOTAL RETURN**                                           -31.75%         11.07%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $80            $40
  Ratio of Total Expenses to Average Net Assets            0.25%         0.25%+
  Ratio of Net Investment Income to Average Net Assets     0.70%         0.98%+
  Turnover Rate                                              10%             3%
================================================================================
*Subscription period for the Fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Performance measurement began May 31, 2000.
**Annualized.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
The Fund began fiscal year 2001 with a net asset value (price) of $11.14 per share. During the year, the Fund earned $0.04 per share from investment income (interest and dividends). There was a decline of $3.57 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.53 from investment operations.

Shareholders received $0.04 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the year was $7.57, reflecting losses of $3.53 per share and distributions of $0.04 per share. This was a decrease of $3.57 per share (from $11.14 at the beginning of the year to $7.57 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -31.75% for the year.

As of August 31, 2001, the Fund had $80 million in net assets. For the year, its expense ratio was 0.25% ($2.50 per $1,000 of net assets), and its net investment income amounted to 0.70% of its average net assets. It sold and replaced securities valued at 10% of its net assets.
--------------------------------------------------------------------------------

12

INVESTING WITH VANGUARD
The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
o If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.










"Calvert," "Calvert Group," and "Calvert Social Index" are trademarks of Calvert Group, and have been licensed for use by Vanguard Calvert Social Index Fund and The Vanguard Group. This mutual fund is not sponsored, endorsed, sold, or promoted by Calvert Group, and Calvert Group makes no representation regarding the advisability of investing in the Fund. All other market indexes referenced in this prospectus are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
THE VANGUARD GROUP [R]
INSTITUTIONAL DIVISION
POST OFFICE BOX 2900
VALLEY FORGE, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Calvert Social Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Fund's Investment Company Act
file number: 811-1027


(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I213 122001

VANGUARD(R) CALVERT SOCIAL INDEX(TM) FUND

INSTITUTIONAL SHARES

DECEMBER 28, 2001

STOCK

PROSPECTUS

This prospectus
contains financial data
for the Fund through
the fiscal year ended
August 31, 2001.




Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accurace or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD(R) CALVERT SOCIAL INDEX FUND
INSTITUTIONAL SHARES
PROSPECTUS
DECEMBER 28, 2001

A STOCK INDEX MUTUAL FUND
--------------------------------------------------------------------------------
 CONTENTS
--------------------------------------------------------------------------------
   1 FUND PROFILE

   2 ADDITIONAL INFORMATION

   3 AN INTRODUCTION TO INDEX FUNDS

   3 MORE ON THE FUND

   8 THE FUND AND VANGUARD

   8 INVESTMENT ADVISER

   9 DIVIDENDS, CAPITAL GAINS, AND TAXES

  11 SHARE PRICE

  11 FINANCIAL HIGHLIGHTS

  13 INVESTING WITH VANGUARD
     13 Buying Shares
     14 Redeeming Shares
     16 Other Rules You Should Know
     18 Fund and Account Updates
     19 Contacting Vanguard

  GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASSES
The Calvert Social Index Fund offers two separate classes of shares: Investor Shares and Institutional Shares. This prospectus offers the Fund's Institutional Shares, which are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million. A separate prospectus offers the Fund's Investor Shares, which have investment minimums of $3,000 ($1,000 for IRAs). To obtain a copy of the prospectus for Investor Shares, please call Vanguard at 1-800-662-7447.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a passive management strategy designed to track the performance of the Calvert Social Index. The Index is composed of large- and mid-cap stocks that have been screened for certain social and environmental criteria by the Index sponsor, which is independent of Vanguard. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. For a description of the Fund's replication technique, please see "Indexing Methods" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Investment style risk, which is the chance that returns from large- and mid-cap stocks generally, or from stocks included in the Calvert Social Index specifically, will trail returns from other mutual funds screened with similar criteria, other asset classes, or the overall stock market.
o Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

PERFORMANCE/RISK INFORMATION
The Fund has not been in operation long enough to report a full calendar-year return. The FINANCIAL HIGHLIGHTS section provides detailed information on the Fund's fiscal-year return for Investor Shares.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's  assets)
      Management Expenses:                                                0.06%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.12%

2

     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
          1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
           $12            $39            $68           $154
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FOR THE FUTURE.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Calvert Social Index Fund Institutional Shares' expense ratio for the current fiscal year to be 0.12%, or $1.20 per $1,000 of average net assets. The average large-cap growth mutual fund had expenses in 2000 of 1.46%, or $14.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees, as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $10 million

INVESTMENT ADVISER                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   CalScInst
since inception
                                         VANGUARD FUND NUMBER
INCEPTION DATE                           223
May 8, 2000
                                         CUSIP NUMBER
NET ASSETS (INVESTOR SHARES) AS OF       921910402
AUGUST 31, 2001
$80 million
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS

WHAT IS INDEXING?
Indexing is an investment strategy for tracking, as closely as possible, the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

     An index fund holds all, or a representative sample, of the securities that make up its target index. Unlike actively managed funds, index (or "passively managed") funds do not buy and sell securities based on research and analysis. Rather, index funds simply attempt to mirror what the target index does, for better or worse.

     An index fund does not always perform exactly like its target index. Like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

ADVANTAGES OF INDEX FUNDS
Index funds typically have the following characteristics:
o Variety of investments. Vanguard index funds generally invest in a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index funds are inexpensive to run compared with actively managed funds. They have no research costs and keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

     Compared with actively managed funds, most index funds have lower turnover rates and lower capital gains distributions. However, from time to time, some index funds may pay out higher-than-expected taxable distributions. That's because index funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index fund to sell securities that have appreciated in value, and, thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

MORE ON THE FUND
This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of

4

shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

     Finally, you'll find information on other important features of the Fund.

INDEXING METHODS
In seeking to track a particular index, a fund generally uses one of two methods to select the securities in which it invests.

     REPLICATION METHOD. Many stock funds--but not bond funds--use the replication method of indexing. This means that a fund holds each security found in its target index in about the same proportion as represented in the index itself. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. For bond funds, replication is an inefficient and costly method of indexing, since there is no liquid market for many of the corporate and agency bonds typically found in a broad bond index. The Calvert Social Index Fund uses this method of indexing.


     SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Wilshire 5000 Index, for example, included more than 6,200 separate stocks as of August 31, 2001), many funds tracking these larger indexes use a "straight sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              CALVERT SOCIAL INDEX
The  Calvert  Social  Index is  maintained  by the  Calvert  Group of  Bethesda,
Maryland, a leading organization in the world of social investing. Calvert selects stocks from approximately 1,000 of the largest public companies in the United States by evaluating each company's performance in the following categories: environmental, labor relations, product safety, animal welfare, military weapons, community relations, human rights, and the rights of indigenous peoples. Included in the Index are companies (a) with programs focused on reducing overall environmental impact; (b) with good labor-relations records, including those with strong diversity programs; (c) that produce healthy and safe products and services; (d) that have reduced their use of animal testing; (e) that are responsible citizens in their communities; and (f) that have adopted human rights standards.

Excluded from the Index are companies that, in Calvert's opinion: (a) have poor environmental records (including those with significant compliance and waste management problems); (b) significantly engage in nuclear power; (c) have a record of employment discrimination; (d) provide unsafe workplaces; (e) are primarily engaged in tobacco, alcohol, firearms, or gambling; (f) abuse animals through methods of factory farming; (g) are primarily engaged in weapons contracting; (h) directly contribute to human rights violations worldwide; and
(i) are significantly engaged in a pattern or practice of violating the rights of indigenous peoples.

For further information about the Calvert Social Index, please visit Calvert's website at www.calvert.com or contact Calvert at 1-800-368-2745.
--------------------------------------------------------------------------------

MARKET EXPOSURE

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-2000)
--------------------------------------------------------------------------------
                     1 YEAR       5 YEARS      10 YEARS     20 YEARS
--------------------------------------------------------------------------------
Best                  54.2%        28.6%        19.9%        17.8%
Worst                -43.1        -12.4         -0.8          3.1
Average               12.9         11.1         11.2         11.3
--------------------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.


[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, LARGE- AND MID-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS
Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

6

[FLAG] BECAUSE THE FUND IS  NONDIVERSIFIED  (WHICH MEANS IT MAY INVEST A GREATER
     PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS), THE FUND IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

SECURITY SELECTION
The Fund seeks to provide investment results that correspond to those of the Calvert Social Index. The correlation between the performance of the Fund and that of the Index is expected to be at least 95% (100% would indicate perfect correlation). Keep in mind that the social screening policies employed by the Index may result in economic sector weightings that are significantly different from those of the overall market. For example, as of August 31, 2001, technology stocks represented 21.6% of the Calvert Social Index, while that sector represented approximately 15.8% of the Russell 1000 Index. In addition, as of the same date, stocks within the integrated oils sector represented 0% of the Calvert Social Index, while that sector represented more than 4.3% of the Russell 1000 Index.

OTHER INVESTMENT POLICIES AND RISKS
The Fund reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same general market as the current index.

     The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all of the stocks that comprise the index it tracks.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. The Fund intends to invest at least 95% of its total assets in the stocks of the Index. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. These investments will not be screened based on social or environmental criteria.

     Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts in which each party agrees to make payments to the other based on the return of a specified index or asset).

     The Fund will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

     The Fund's obligation under futures contracts will not exceed 20% of its total assets.

 The reasons for which the Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

     Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

8

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of August 31, 2001, the average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 62%; for all domestic stock funds, the average turnover rate was approximately 117%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD
The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Quantitative Equity Group. As of August 31, 2001, Vanguard served as adviser for about $392 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     For  the  fiscal  year  ended  August  31,  2001,  the  advisory   expenses
represented an effective annual rate of 0.02% of the Fund's average net assets.

     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER
The manager primarily responsible for overseeing the Fund's investments is:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

10

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"
Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 30.5% (30% in 2002) of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS
The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

     NOTE: This prospectus offers the Fund's Institutional Shares, not the Investor Shares. Information for the Investor Shares is shown here because the Fund's Institutional Shares had not commenced operations. However, the two share classes invest in the same portfolio of securities and will have the same financial performance except to the extent that their operating expenses differ.

12

--------------------------------------------------------------------------------
                                             VANGUARD CALVERT SOCIAL INDEX FUND
                                                       PERIODS ENDED AUGUST 31,
--------------------------------------------------------------------------------
                                                            2001           2000*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.14         $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .04            .02
 Net Realized and Unrealized Gain (Loss) on Investments    (3.57)          1.12
--------------------------------------------------------------------------------
   Total from Investment Operations                        (3.53)          1.14
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.03)            --
 Distributions from Realized Capital Gains                  (.01)            --
--------------------------------------------------------------------------------
   Total Distributions                                      (.04)            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD                           $ 7.57         $11.14
--------------------------------------------------------------------------------
TOTAL RETURN**                                           -31.75%         11.07%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $80            $40
  Ratio of Total Expenses to Average Net Assets            0.25%         0.25%+
  Ratio of Net Investment Income to Average Net Assets     0.70%         0.98%+
  Turnover Rate                                              10%             3%
================================================================================
*Subscription period for the Fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Performance measurement began May 31, 2000.
**Annualized.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2001 with a net asset value (price) of $11.14 per share. During the year, each Investor Share earned $0.04 from investment income (interest and dividends). There was a decline of $3.57 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.53 per share from investment operations.

Shareholders received $0.04 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the year was $7.57, reflecting losses of $3.53 per share and distributions of $0.04 per share. This was a decrease of $3.57 per share (from $11.14 at the beginning of the year to $7.57 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -31.75% for the year.

As of August 31, 2001, the Investor Shares had $80 million in net assets. For the year, the expense ratio was 0.25% ($2.50 per $1,000 of net assets), and the net investment income amounted to 0.70% of its average net assets. The Fund sold and replaced securities valued at 10% of its net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS FOR INSTITUTIONAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $10 million.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group-223. For addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

14

PURCHASE RULES YOU SHOULD KNOW
* THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
* U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
* LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
* NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
* FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
* CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
* EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.

* WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
* SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
* POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
* RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
* PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

16

* NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
* EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
* AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
* TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
* PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 o Ten-digit account number.
 o Complete owner name and address.
 o Primary Social Security or employer identification number.
 o Personal Identification Number (PIN), if applicable.
* SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
* SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES. To discourage market-timing, Vanguard Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM
* REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
* SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES. To discourage market-timing, Vanguard Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
* "GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 o The fund name and account number.
 o The amount of the transaction (in dollars or shares).
 o Signatures of all owners exactly as registered on the account.
 o Signature guarantees, if required for the type of transaction.*
 o Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
o You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
o Your round trips through a non-money-market fund must be at least 30 days apart.
o    All funds may refuse share purchases at any time, for any reason.
o Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

18

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

LOW-BALANCE ACCOUNTS
The fund reserves the right to convert an investor's Institutional Shares into Investor Shares of the fund if the investor's account balance falls below the minimum initial investment.

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.


ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Calvert Social Index Fund will be mailed twice a year, in April and October. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
o    Performance assessments with comparisons to industry benchmarks.
o    Reports from the adviser.
o    Financial statements with detailed listings of the Fund's holdings.

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more share-holders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD
ONLINE
VANGUARD.COM
o    Your best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests n 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
o    For automated fund and account information
o    For redemptions by check, exchange, or wire
o    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
 1-800-952-3335)
o    For fund and service information
o    For literature requests n Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
o    For account information
o    For most account transactions
o    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o    For information and services for large institutional investors
o    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Calvert Social Index Fund Institutional Shares--223.









"Calvert," "Calvert Group," and "Calvert Social Index" are trademarks of Calvert Group, and have been licensed for use by Vanguard Calvert Social Index Fund and The Vanguard Group. This mutual fund is not sponsored, endorsed, sold, or promoted by Calvert Group, and Calvert Group makes no representation regarding the advisability of investing in the Fund. All other market indexes referenced in this prospectus are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
THE VANGUARD GROUP [R]
INSTITUTIONAL DIVISION
POST OFFICE BOX 2900
VALLEY FORGE, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Calvert Social Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

If you are an Individual Investor:
THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of Vanguard's
Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL  INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-1027


(C) 2001 The  Vanguard  Group,  Inc.
All rights reserved.
Vanguard  Marketing Corporation,
Distributor.

I223 122001

Vanguard(R) U.S. Growth Fund

Investor Shares & Admiral(TM) Shares -- December 28, 2001

This prospectus
contains financial data
for the Fund through
the fiscal year ended
August 31, 2001.

STOCK

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD U.S. GROWTH FUND
Investor Shares and Admiral Shares
Prospectus December 28, 2001

A Growth Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
   1 FUND PROFILE
   4 ADDITIONAL INFORMATION
   4 MORE ON THE FUND
   8 THE FUND AND VANGUARD
   9 INVESTMENT ADVISER
  10 DIVIDENDS, CAPITAL GAINS, AND TAXES
  12 SHARE PRICE
  12 FINANCIAL HIGHLIGHTS
  15 INVESTING WITH VANGUARD
     15 Buying Shares
     16 Converting Shares
     17 Redeeming Shares
     19 Other Rules You Should Know
     21 Fund and Account Updates
     22 Contacting Vanguard
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASSES

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in large-capitalization stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt disproportionately by a decline in the price of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. The bar chart shows how the Fund's performance (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the past ten years.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                        [BAR CHART]
                        1991 -- 46.76%
                        1992 -- 2.76%
                        1993 -- -1.45%
                        1994 -- 3.88%
                        1995 -- 38.44%
                        1996 -- 26.05%
                        1997 -- 25.93%
                        1998 -- 39.98%
                        1999 -- 22.28%
                        2000 -- -20.17%
      -----------------------------------------------------
      The Fund's  year-to-date return as of the most recent
      calendar quarter, which ended September 30, 2001, was
      -42.97%.
      -----------------------------------------------------


     During the period shown in the bar chart, the highest return for a calendar quarter was 24.73% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.03% (quarter ended March 31, 2001).

                                                                               2
     The table shows how the Fund's average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of relevant market indexes. The table also presents the impact of taxes on the Fund's return. To calculate these figures, we use the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes.
     In certain cases the figure representing Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k), this information does not apply to your investment, because such accounts are only subject to taxes upon redemption.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2000
                                                1 YEAR    5 YEARS      10 YEARS
                                             -----------------------------------
VANGUARD U.S. GROWTH FUND INVESTOR SHARES
 Return Before Taxes                           -20.17%     16.75%      16.58%
 Return After Taxes on Distributions           -23.45      14.32       14.98
 Return After Taxes on Distributions and
  Sale of Fund Shares                           -8.71      13.61       14.05
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX (reflects no
 deduction for fees, expenses, or taxes)       -22.43%     18.15%      17.33%
STANDARD & POOR'S 500 INDEX (reflects no
 deduction for fees, expenses, or taxes)        -9.10      18.33       17.46
--------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses for Investor Shares are based on those incurred in the fiscal year ended August 31, 2001; for Admiral Shares, the expenses are based on estimated amounts for the current fiscal year.


                                                            INVESTOR   ADMIRAL
                                                             SHARES    SHARES
                                                           --------- ----------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                      None      None
Sales Charge (Load) Imposed on Reinvested                      None      None
Dividends:
Redemption Fee:                                                None      None
Exchange Fee:                                                  None      None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                          0.42%     0.32%
12b-1 Distribution Fee:                                        None      None
Other Expenses:                                               0.02%     0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                        0.44%     0.33%

3


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same for Investor Shares and match our estimates for Admiral Shares. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares     $45     $141      $246       $555
Admiral Shares       34      106       185        418
---------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard U.S. Growth Fund Investor Shares' expense ratio in fiscal year 2001 was 0.44%, or $4.40 per $1,000 of average net assets. We expect the Admiral Shares' expense ratios for the current fiscal year to be 0.33%, or $3.30 per $1,000 of average net assets. The average large-cap growth mutual fund had expenses in 2000 of 1.46%, or $14.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS        CONVERSION FEATURES
Distributed annually in December    Investor Shares--May be converted to
                                   Admiral Shares if you meet certain account
INVESTMENT ADVISER                 balance and tenure requirements
Alliance Capital Management L.P.,   Admiral Shares--Will be converted to
New York City, N.Y., since June    Investor Shares if you are no longer
2001                               eligible for Admiral Shares

INCEPTION DATE                     NEWSPAPER ABBREVIATION
Investor  Shares--January 6, 1959  Investor Shares--USGro
Admiral Shares--August 13, 2001    Admiral Shares--USGroAdml

NET ASSETS (ALL SHARE CLASSES) AS  VANGUARD FUND NUMBER
OF AUGUST 31, 2001                 Investor Shares--023
$9.9 billion                       Admiral Shares--523

                                  CUSIP NUMBER
SUITABLE FOR IRAS                  Investor Shares--921910105
Yes (both classes of shares)       Admiral Shares--921910600

MINIMUM INITIAL INVESTMENT         TICKER SYMBOL
 Investor Shares--$3,000; $1,000   Investor Shares--VWUSX
for IRAs and custodial accounts    Admiral Shares--VWUAX
for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------




MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
     Finally, you'll find information on other important features of the Fund.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

 Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

5

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------


MARKET EXPOSURE

The Fund invests mainly in common stocks of large-capitalization companies that offer favorable prospects for capital growth but produce little current income.
 Because it invests mainly in stocks, the Fund is subject to certain risks.

[FLAG]
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2000)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%   28.6%    19.9%      17.8%
Worst                -43.1   -12.4     -0.8        3.1
Average               12.9    11.1     11.2       11.2
----------------------------------------------------------


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG]
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, LARGE-CAPITALIZATION GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

 In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of assets invested in their top ten.
--------------------------------------------------------------------------------


SECURITY SELECTION
Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by U.S. companies. This policy may only be changed upon 60 days notice to shareholders.
     Alliance Capital Management L.P. (Alliance), adviser to the Fund, invests in stocks of large-capitalization companies that are among the leaders in their industries. Alliance's internal research staff ranks hundreds of companies based on such fundamental measures as earnings growth and relative value. Using a disciplined process, the investment managers make their selections from this group, focusing on companies that they believe are well-managed, show above-average earnings growth, and have reasonable stock prices.


[FLAG]
BECAUSE THE FUND INVESTS A HIGHER PERCENTAGE OF ASSETS IN ITS TEN LARGEST HOLDINGS THAN THE AVERAGE STOCK FUND DOES, THE FUND IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPOR-TIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW STOCKS.

 As of August 31, 2001, the Fund had invested 47.5% of net assets in its top ten holdings.
 The Fund is generally managed without regard to tax ramifications.

[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.
 The Fund may invest, to a limited extent, in foreign securities.

[FLAG]
THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

7

 The Fund may also invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
 The reasons  for which the Fund will  invest in futures  and options  are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

 The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.

- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of August 31, 2001, the average turnover rate for all large-cap growth funds was approximately 144%, according to Morningstar, Inc.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

9


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISER

Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, adviser to the Fund, is an investment advisory firm founded in 1971. Alliance manages assets for mutual funds, public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. As of August 31, 2001, Alliance managed about $421 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Alliance's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. In addition, the firm's advisory fee may be increased or decreased based on the Fund's cumulative total return over a trailing 36-month period as compared with that of the Russell 1000 Growth Index over the same period. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 Note that this performance fee structure will not be in full operation until August 31, 2004; before then, advisory fees will be calculated using certain transition rules that are explained in the Statement of Additional Information.
 Alliance became investment adviser to the Fund on June 22, 2001. Prior to June 22, 2001, Lincoln Capital Management Company served as the Fund's adviser. For the fiscal year ended August 31, 2001, the advisory fees represented an effective annual rate of 0.11% of the Fund's average net assets.
 The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
 In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
 The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

 The managers primarily responsible for overseeing the Fund's investments are:

 JOHN L. BLUNDIN, Executive Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and co-head of New York Growth Equities. He has worked in investment management since 1965 and has been with Alliance since 1972. Education: B.S., Yale University.

 CHRISTOPHER M. TOUB, Executive Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and co-head of New York Growth Equities. He has worked in investment management since 1987 and has been with Alliance since 1992. Education: B.A., Williams College; M.B.A., Harvard Business School.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------


BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

11

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 30.5% (30% in 2002) of any taxable distributions or redemptions from your account if you do not:
-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
-    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred  retirement account (such as an
 IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
 When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

13

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2001 with a net asset value (price) of $49.26 per share. During the year, each Investor Share earned $0.039 from investment income (interest and dividends). There was a decline of $23.799 per share in the value of investments sold by the Fund, resulting in a net decline of $23.76 per share from investment operations.

 Shareholders received $7.50 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

 The share price at the end of the year was $18.00, reflecting losses of $23.76 per share and distributions of $7.50 per share. This was a decrease of $31.26 per share (from $49.26 at the beginning of the year to $18.00 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -54.07% for the year.

 As of August 31, 2001, the Investor Shares had $9.7 billion in net assets. For the year, the expense ratio was 0.44% ($4.40 per $1,000 of net assets), and the net investment income amounted to 0.13% of average net assets. The Fund sold and replaced securities valued at 135% of its net assets.
--------------------------------------------------------------------------------

18


                                            VANGUARD U.S. GROWTH FUND
                                                 INVESTOR SHARES
                                              YEAR ENDED AUGUST 31,
                        --------------------------------------------------------------------
                           2001          2000          1999         1998         1997
--------------------------------------------------------------------------------------------
NET ASSET VALUE,         $49.26        $38.92        $30.36       $27.74       $22.62
 BEGINNING OF YEAR
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .039           .10           .21          .21          .27
 Net Realized and Unrealized Gain
  (Loss) on Investments (23.799)        12.47         10.85         3.57         6.73
                        --------------------------------------------------------------------
   Total from Investment
    Operations          (23.760)        12.57         11.06         3.78         7.00
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income       (.050)         (.21)         (.19)        (.27)        (.26)
 Distributions from
  Realized Capital       (7.450)        (2.02)        (2.31)        (.89)       (1.62)
  Gains
                        --------------------------------------------------------------------
   Total Distributions   (7.500)        (2.23)        (2.50)       (1.16)       (1.88)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END     $18.00        $49.26        $38.92       $30.36       $27.74
 OF YEAR
--------------------------------------------------------------------------------------------
TOTAL RETURN            -54.07%        33.29%        37.38%       14.01%       32.50%
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)        $9,681       $22,331       $16,007       $9,587       $7,445
 Ratio of Total
  Expenses to Average
  Net Assets              0.44%         0.38%         0.39%        0.41%        0.42%
 Ratio of Net
  Investment Income to
  Average Net Assets      0.13%         0.24%         0.59%        0.69%        1.13%
 Turnover Rate             135%           76%           49%          48%          35%
--------------------------------------------------------------------------------------------

                                               VANGUARD U.S. GROWTH FUND
                                                          ADMIRAL SHARES
                                                           AUGUST 13* TO
                                                         AUGUST 31, 2001
-------------------------------------------------------------------------------
NET ASSET VALUE,                                                  $50.00
 BEGINNING OF PERIOD
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .022
 Net Realized and
  Unrealized Gain                                                 (3.432)
  (Loss) on Investments
                                                            -------------------

  Total from Investment Operations                                (3.410)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                                                   --
 Distributions from
  Realized Capital                                                    --
  Gains
                                                            -------------------
   Total Distributions                                                --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF                                           $46.59
 PERIOD
-------------------------------------------------------------------------------
TOTAL RETURN                                                      -6.82%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Millions)                                                 $262
 Ratio of Total
  Expenses to Average
  Net Assets                                                     0.38%**
 Ratio of Net
  Investment Income to
  Average Net Assets                                             0.35%**
 Turnover Rate                                                      135%
-------------------------------------------------------------------------------

 *Inception.
**Annualized.

15


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares).
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
 - SIMPLE IRAs and 403(b)(7) custodial accounts;
 - Other retirement plan accounts receiving special administrative services from Vanguard; or
 - Accounts maintained by financial intermediaries, except in limited circumstances.
^THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.


CONVERTING SHARES

ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

17

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
 Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).

19

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


OTHER RULES YOU SHOULD KNOW


TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

^SOME  VANGUARD  FUNDS  DO  NOT  PERMIT  TELEPHONE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online. ^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES. To discourage market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.

21

- Your round trips through a non-money-market fund must be at least 30 days apart.
-    All funds may refuse share purchases at any time, for any reason.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
 If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
 Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard U.S. Growth Fund will be mailed twice a year, in April and October. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the adviser.
-    Financial statements with detailed listings of the Fund's holdings.
 To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- Your best source of Vanguard news
- For fund, account, and service information
- For most account  transactions
- For literature requests
- 24 hours per day, 7 days per week

VANGUARD  TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange, or wire
- Toll-free, 24 hours per day, 7 days per week

23

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739  (CREW)
(Text telephone at 1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
- For Admiral account  information
- For most Admiral transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard U.S. Growth Fund--023 (Investor Shares) or 523 (Admiral Shares).

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-1027

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P023 122001

Vanguard(R) U.S. Growth Fund

Investor Shares for Participants -- December 28, 2001

This prospectus
contains financial data
for the Fund through
the fiscal year ended
August 31, 2001.


STOCK

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD U.S. GROWTH FUND
Investor Shares
Participant Prospectus
December 28, 2001

A Growth Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  3 MORE ON THE FUND
  7 THE FUND AND VANGUARD
  8 INVESTMENT ADVISER
  9 DIVIDENDS, CAPITAL GAINS, AND TAXES
  9 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 11 INVESTING WITH VANGUARD
 12 ACCESSING FUND INFORMATION BY COMPUTER
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASSES

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in large-capitalization stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt disproportionately by a decline in the price of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
- Investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of relevant market indexes over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


      ----------------------------------------------------
                         ANNUAL TOTAL RETURNS
      ----------------------------------------------------
                        [BAR CHART]
                        1991 -- 46.76%
                        1992 -- 2.76%
                        1993 -- -1.45%
                        1994 -- 3.88%
                        1995 -- 38.44%
                        1996 -- 26.05%
                        1997 -- 25.93%
                        1998 -- 39.98%
                        1999 -- 22.28%
                        2000 -- -20.17%
      -----------------------------------------------------
      The Fund's  year-to-date return as of the most recent
      calendar quarter, which ended September 30, 2001, was
      -42.97%.
      -----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 24.73% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.03% (quarter ended March 31, 2001).

      ---------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                        1 YEAR      5 YEARS       10 YEARS
      ---------------------------------------------------------------------
      Vanguard U.S. Growth Fund         -20.17%     16.75%         16.58%
      Russell 1000 Growth Index         -22.43      18.15          17.33
      Standard & Poor's 500 Index       -9.10       18.33          17.46
      ---------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2001.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.42%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.44%



     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $45         $141       $246         $555
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard U.S. Growth Fund Investor Shares' expense ratio in fiscal year 2001 was $0.44%, or $4.40 per $1,000 of average net assets. The average large-cap growth mutual fund had expenses in 2000 of 1.46%, or $14.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS            NEWSPAPER ABBREVIATION
Distributed annually in December       USGro

INVESTMENT ADVISER                     VANGUARD FUND NUMBER
Alliance Capital Management L.P.,      023
New York City, N.Y., since June 2001
                                       CUSIP NUMBER
INCEPTION DATE                         921910105
January 6, 1959
                                       TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF   VWUSX
AUGUST 31, 2001
$9.9 billion
--------------------------------------------------------------------------------



MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
 Finally, you'll find information on other important features of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

 Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------



MARKET EXPOSURE

The Fund invests mainly in common stocks of large-capitalization companies that offer favorable prospects for capital growth but produce little current income.
 Because it invests mainly in stocks, the Fund is subject to certain risks.

[FLAG]
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns

5

consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2000)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%   28.6%    19.9%      17.8%
Worst                -43.1   -12.4     -0.8        3.1
Average               12.9    11.1     11.2       11.2
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG]
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, LARGE-CAPITALIZATION GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

 In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of assets invested in their top ten.
--------------------------------------------------------------------------------



SECURITY SELECTION
Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by U.S. companies. This policy may only be changed upon 60 days notice to shareholders.
     Alliance Capital Management L.P. (Alliance), adviser to the Fund, invests in stocks of large-capitalization companies that are among the leaders in their industries. Alliance's internal research staff ranks hundreds of companies based on such fundamental measures as earnings growth and relative value. Using a disciplined process, the investment managers make their selections from this group, focusing on companies that they believe are well-managed, show above-average earnings growth, and have reasonable stock prices.


[FLAG]
BECAUSE THE FUND INVESTS A HIGHER PERCENTAGE OF ASSETS IN ITS TEN LARGEST HOLDINGS THAN THE AVERAGE STOCK FUND DOES, THE FUND IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPOR-TIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW STOCKS.

 As of August 31, 2001, the Fund had invested 47.5% of net assets in its top ten holdings.

 The Fund is generally managed without regard to tax ramifications.

[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.
 The Fund may invest, to a limited extent, in foreign securities.

[FLAG]
THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

 The Fund may also invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
 The reasons  for which the Fund will  invest in futures  and options  are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
 The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling

7


securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it. Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering  shares at any time.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of August 31, 2001, the average turnover rate for all large-cap growth funds was approximately 144%, according to Morningstar, Inc.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISER

Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, adviser to the Fund, is an investment advisory firm founded in 1971. Alliance manages assets for mutual funds, public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. As of August 31, 2001, Alliance managed approximately $421 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Alliance's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. In addition, the firm's advisory fee may be increased or decreased based on the Fund's cumulative total return over a trailing 36-month period as compared with that of the Russell 1000 Growth Index over the same period. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 Note that this performance fee structure will not be in full operation until August 31, 2004; before then, advisory fees will be calculated using certain transition rules that are explained in the Statement of Additional Information.
 Alliance became investment adviser to the fund on June 22, 2001. Prior to June 22, 2001, Lincoln Capital Management Company served as the Fund's adviser. For the fiscal year ended August 31, 2001, the advisory fees represented an effective annual rate of 0.11% of the Fund's average net assets.
 The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
 In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
 The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

9


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

 The managers primarily responsible for overseeing the Fund's investments are:

 JOHN L. BLUNDIN, Executive Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and co-head of New York Growth Equities. He has worked in investment management since 1965 and has been with Alliance since 1972. Education: B.S., Yale University.

 CHRISTOPHER M. TOUB, Executive Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and co-head of New York Growth Equities. He has worked in investment management since 1987 and has been with Alliance since 1992. Education: B.A., Williams College; M.B.A., Harvard Business School.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.
 Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------


SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
 When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Investor Shares (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Investor Shares began fiscal year 2001 with a net asset value (price) of $49.26 per share. During the year, each Investor Share earned $0.039 from investment income (interest and dividends). There was a decline of $23.799 per share in the value of investments held or sold by the Fund, resulting in a net decline of $23.76 per share from investment operations.

 Shareholders received $7.50 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

 The share price at the end of the year was $18.00, reflecting losses of $23.76 per share and distributions of $7.50 per share. This was a decrease of $31.26 per share (from $49.26 at the beginning of the year to $18.00 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -54.07% for the year.

 As of August 31, 2001, the Investor Shares had $9.7 billion in net assets. For the year, the expense ratio was 0.44% ($4.40 per $1,000 of net assets), and the net investment income amounted to 0.13% of average net assets. The Fund sold and replaced securities valued at 135% of its net assets.
--------------------------------------------------------------------------------

11

--------------------------------------------------------------------------------------------
                                            VANGUARD U.S. GROWTH FUND
                                                 INVESTOR SHARES
                                              YEAR ENDED AUGUST 31,
                        --------------------------------------------------------------------
                           2001          2000          1999         1998         1997
--------------------------------------------------------------------------------------------
NET ASSET VALUE,         $49.26        $38.92        $30.36       $27.74       $22.62
 BEGINNING OF YEAR
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .039           .10           .21          .21          .27
 Net Realized and
  Unrealized Gain
  (Loss) on             (23.799)        12.47         10.85         3.57         6.73
  Investments
                        --------------------------------------------------------------------
   Total from
    Investment          (23.760)        12.57         11.06         3.78         7.00
    Operations
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income       (.050)         (.21)         (.19)        (.27)        (.26)
 Distributions from
  Realized Capital       (7.450)        (2.02)        (2.31)        (.89)       (1.62)
  Gains
                        --------------------------------------------------------------------
   Total Distributions   (7.500)        (2.23)        (2.50)       (1.16)       (1.88)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END     $18.00        $49.26        $38.92       $30.36       $27.74
 OF YEAR
--------------------------------------------------------------------------------------------
TOTAL RETURN            -54.07%        33.29%        37.38%       14.01%       32.50%
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
 DATA
 Net Assets, End of
  Year (Millions)        $9,681       $22,331       $16,007       $9,587       $7,445
 Ratio of Total
  Expenses to Average
  Net Assets              0.44%         0.38%         0.39%        0.41%        0.42%
 Ratio of Net
  Investment Income to
  Average Net Assets      0.13%         0.24%         0.59%        0.69%        1.13%
 Turnover Rate             135%           76%           49%          48%          35%
--------------------------------------------------------------------------------------------


INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Institutional  Division
Post Office Box 2900
Valley Forge,  PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-1027

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I023 122001

Vanguard(R) U.S. Growth Fund
Admiral(TM) Shares for Participants -- December 28, 2001

This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2001.

STOCK

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Vanguard Group(R)

VANGUARD U.S. GROWTH FUND
Admiral Shares
Participant Prospectus
December 28, 2001


A Growth Stock Mutual Fund


--------------------------------------------------------------------------------
CONTENTS
  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  3 MORE ON THE FUND
  7 THE FUND AND VANGUARD
  8 INVESTMENT ADVISER
  9 DIVIDENDS, CAPITAL GAINS, AND TAXES
  9 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 11 INVESTING WITH VANGUARD
 12 ACCESSING FUND INFORMATION BY COMPUTER
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SHARE CLASSES

 The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

 The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in large-capitalization stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt disproportionately by a decline in the price of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
- Investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of relevant market indexes over set periods of time. Both the bar chart and the table present information for the Fund's Investor Shares, because Admiral Shares were not available during the time periods shown. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                        [BAR CHART]
                        1991 -- 46.76%
                        1992 -- 2.76%
                        1993 -- -1.45%
                        1994 -- 3.88%
                        1995 -- 38.44%
                        1996 -- 26.05%
                        1997 -- 25.93%
                        1998 -- 39.98%
                        1999 -- 22.28%
                        2000 -- -20.17%
      -----------------------------------------------------
      The Fund's  year-to-date return as of the most recent
      calendar quarter, which ended September 30, 2001, was
      -42.97%.
      -----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 24.73% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.03% (quarter ended March 31, 2001).

      ---------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                        1 YEAR     5 YEARS         10 YEARS
      ---------------------------------------------------------------------
      Vanguard U.S. Growth Fund
       Investor Shares                  -20.17%     16.75%        16.58%
      Russell 1000 Growth Index         -22.43      18.15         17.33
      Standard & Poor's 500 Index       -9.10       18.33         17.46
      ---------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.32%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.33%


 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $34         $106       $185         $418
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard U.S. Growth Fund Admiral Shares' expense ratio for the current fiscal year to be 0.33%, or $3.30 per $1,000 of average net assets. The average large-cap growth mutual fund had expenses in 2000 of 1.46%, or $14.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS            NEWSPAPER ABBREVIATION
Distributed annually in December       USGroAdml

INVESTMENT ADVISER                     VANGUARD FUND NUMBER
Alliance Capital Management L.P.,      523
New York City, N.Y., since June 2001
                                       CUSIP NUMBER
INCEPTION DATE                         921910600
Investor Shares--January 6, 1959
Admiral Shares--August 13, 2001        TICKER SYMBOL
                                       VWUAX
NET ASSETS (ALL SHARE CLASSES) AS OF
AUGUST 31, 2001
$9.9 billion
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
 Finally, you'll find information on other important features of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

 Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------


MARKET EXPOSURE

The Fund invests mainly in common stocks of large-capitalization companies that offer favorable prospects for capital growth but produce little current income.
 Because it invests mainly in stocks, the Fund is subject to certain risks.

[FLAG]
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns

5

consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2000)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%   28.6%    19.9%      17.8%
Worst                -43.1   -12.4     -0.8        3.1
Average               12.9    11.1     11.2       11.2
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG]
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, LARGE-CAPITALIZATION GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

 In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of assets invested in their top ten.
--------------------------------------------------------------------------------



SECURITY SELECTION
Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by U.S. companies. This policy may only be changed upon 60 days notice to shareholders.
     Alliance Capital Management L.P. (Alliance), adviser to the Fund, invests in stocks of large-capitalization companies that are among the leaders in their industries. Alliance's internal research staff ranks hundreds of companies based on such fundamental measures as earnings growth and relative value. Using a disciplined process, the investment managers make their selections from this group, focusing on companies that they believe are well-managed, show above-average earnings growth, and have reasonable stock prices.


[FLAG]
BECAUSE THE FUND INVESTS A HIGHER PERCENTAGE OF ASSETS IN ITS TEN LARGEST HOLDINGS THAN THE AVERAGE STOCK FUND DOES, THE FUND IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPOR-TIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW STOCKS.

 As of August 31, 2001, the Fund had invested 47.5% of net assets in its top ten holdings.

 The Fund is generally managed without regard to tax ramifications.

[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.
 The Fund may invest, to a limited extent, in foreign securities.

[FLAG]
THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

 The Fund may also invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
 The reasons  for which the Fund will  invest in futures  and options  are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

 The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect

7

prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it. Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of August 31, 2001, the average turnover rate for all large-cap growth funds was approximately 144%, according to Morningstar, Inc.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISER

Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, adviser to the Fund, is an investment advisory firm founded in 1971. Alliance manages assets for mutual funds, public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. As of August 31, 2001, Alliance managed approximately $421 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Alliance's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. In addition, the firm's advisory fee may be increased or decreased based on the Fund's cumulative total return over a trailing 36-month period as compared with that of the Russell 1000 Growth Index over the same period. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 Note that this performance fee structure will not be in full operation until August 31, 2004; before then, advisory fees will be calculated using certain transition rules that are explained in the Statement of Additional Information.
 Alliance became investment adviser to the Fund on June 22, 2001. Prior to June 22, 2001, Lincoln Capital Management Company served as the Fund's adviser. For the fiscal year ended August 31, 2001, the advisory fees represented an effective annual rate of 0.11% of the Fund's average net assets.
 The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
 In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
 The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

9


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

 The managers primarily responsible for overseeing the Fund's investments are:

 JOHN L. BLUNDIN, Executive Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and co-head of New York Growth Equities. He has worked in investment management since 1965 and has been with Alliance since 1972. Education: B.S., Yale University.

 CHRISTOPHER M. TOUB, Executive Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and co-head of New York Growth Equities. He has worked in investment management since 1987 and has been with Alliance since 1992. Education: B.A., Williams College; M.B.A., Harvard Business School.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.
 Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
 When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the period shown, and certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost during the period on an investment in Admiral Shares (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.
 Because the reporting period for the Admiral Shares is so short, you may find the total return history of the Investor Shares (see the annual report) to be more relevant, taking into consideration a lower expense ratio for Admiral Shares.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Admiral Shares began fiscal period ended August 31, 2001 with a net asset value (price) of $50.00 per share. During the period, each Admiral Share earned $0.022 from investment income (interest and dividends). There was a decline of $3.432 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.41 per share from investment operations.

 The share price at the end of the period was $46.59, reflecting losses of $3.41 and no distributions. This was a decrease of $3.41 per share (from $50.00 at the beginning of the period to $46.59 at the end of the period). The total return was -6.82% for the period.

 As of August 31, 2001, the Admiral Shares had $262 million in net assets. For the period, the expense ratio was 0.38% ($3.80 per $1,000 of net assets), and the net investment income amounted to 0.35% of average net assets. The Fund sold and replaced securities valued at 135% of its net assets.
--------------------------------------------------------------------------------

11


-------------------------------------------------------------------------------
                                               VANGUARD U.S. GROWTH FUND
                                                          ADMIRAL SHARES
                                                           AUGUST 13* TO
                                                         AUGUST 31, 2001
-------------------------------------------------------------------------------
NET ASSET VALUE,                                                  $50.00
 BEGINNING OF PERIOD
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .022
 Net Realized and
  Unrealized Gain (Loss) on Investments                           (3.432)
                                                            -------------------
   Total from
    Investment Operations                                         (3.410)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                                                   --
 Distributions from
  Realized Capital Gains                                              --
                                                            -------------------
   Total Distributions                                                --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF                                           $46.59
 PERIOD
-------------------------------------------------------------------------------
TOTAL RETURN                                                      -6.82%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Millions)                                                 $262
 Ratio of Total
  Expenses to Average
  Net Assets                                                     0.38%**
 Ratio of Net
  Investment Income to
  Average Net Assets                                             0.35%**
 Turnover Rate                                                      135%
-------------------------------------------------------------------------------
 *Inception.
**Annualized.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock

Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Institutional  Division
Post Office Box 2900
Valley Forge,  PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA
19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION  PROVIDED BY THE  SECURITIES AND EXCHANGE  COMMISSION  (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-1027
(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I523 122001

VANGUARD(R) INTERNATIONAL GROWTH FUND

INVESTOR SHARES & ADMIRAL(TM) SHARES - DECEMBER 28, 2001


This prospectus
contains financial data
for the Fund through
the fiscal year ended
August 31, 2001.

STOCK

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accurace or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) LOGO]

VANGUARD INTERNATIONAL GROWTH FUND
Investor Shares and Admiral Shares
Prospectus
December 28, 2001

An International Stock Mutual Fund
--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
 1 FUND PROFILE                               16 INVESTING WITH VANGUARD

 4 ADDITIONAL INFORMATION                        16 Buying Shares

 4 MORE ON THE FUND                              17 Converting Shares

 9 THE FUND AND VANGUARD                         18 Redeeming Shares

10 INVESTMENT ADVISER                            20 Other Rules You Should Know

11 DIVIDENDS, CAPITAL GAINS, AND TAXES           22 Fund and Account Updates

13 SHARE PRICE                                   23 Contacting Vanguard

13 FINANCIAL HIGHLIGHTS                       GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk (R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASSES

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.
The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in the stocks of seasoned companies located outside the United States. In selecting stocks, the Fund's adviser evaluates foreign markets around the world and chooses companies with above-average growth potential.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.
- Investment style risk, which is the chance that returns from growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. The bar chart shows how the Fund's performance (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the past ten years.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS-INVESTOR SHARES
              ----------------------------------------------------
               SCALE -20% - +50%
                             1991              4.74%
                             1992             -5.79%
                             1993             44.74%
                             1994              0.76%
                             1995             14.89%
                             1996             14.65%
                             1997              4.12%
                             1998             16.93%
                             1999             26.34%
                             2000             -8.60%
              ----------------------------------------------------
              The Fund's year-to-date return as of the most recent calendar quarter, which ended September 30, 2001, was -27.87%.
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 21.86% (quarter ended December 31, 1999), and the lowest return for a quarter was -16.04% (quarter ended September 30, 2001).

2

     The table shows how the Fund's average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index. The table also presents the impact of taxes on the Fund's return. To calculate these figures, we use the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes.
     In certain cases the figure representing Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k), this information does not apply to your investment, because such accounts are only subject to taxes upon redemption.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2000
                                             1 YEAR      5 YEARS        10 YEARS
                                        ----------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND
  INVESTOR SHARES
  Return Before Taxes                        -8.60%       10.02%          10.30%
  Return After Taxes on Distributions       -10.41         8.65            9.33
  Return After Taxes on Distributions
    and Sale of Fund Shares                  -4.09         7.87            8.45
--------------------------------------------------------------------------------

MSCI EAFE INDEX* (reflects no deduction
  for fees, expenses, or taxes)             -14.17%        7.13%           8.24%

--------------------------------------------------------------------------------
*Morgan Stanley Capital International Europe, Australasia, Far East Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses for Investor Shares are based on those incurred in the fiscal year ended August 31, 2001; for Admiral Shares, the expenses are based on estimated amounts for the current fiscal year.

                                                         INVESTOR      ADMIRAL
                                                           SHARES       SHARES
                                                           ------       ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                    None         None
Sales Charge (Load) Imposed on Reinvested Dividends:         None         None
Redemption Fee:                                              None         None
Exchange Fee:                                                None         None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                        0.54%        0.42%
12b-1 Distribution Fee:                                      None         None
Other Expenses:                                             0.07%        0.07%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                      0.61%        0.49%

3

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same for Investor Shares and match our estimates for Admiral Shares. The results apply whether or not you redeem your investment at the end of the given period.

       --------------------------------------------------------------
                         1 YEAR      3 YEARS    5 YEARS      10 YEARS
       --------------------------------------------------------------
       Investor Shares     $62         $195        $340         $762
       Admiral Shares      $50         $157        $274         $616
       --------------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Growth Fund Investor Shares' expense ratio in fiscal year 2001 was 0.61%, or $6.10 per $1,000 of average net assets. We expect the Admiral Shares' expense ratio for the current fiscal year to be 0.49%, or $4.90 per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 2000 of 1.69%, or $16.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

4

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS        CONVERSION FEATURES
Distributed annually in December     Investor Shares--May be converted to
                                   Admiral Shares if you meet certain account
INVESTMENT ADVISER                 balance and tenure requirements
Schroder Investment Management       Admiral Shares--Will be converted to
North America Inc., London,        Investor Shares if you are no longer
England, since inception           eligible for Admiral Shares

INCEPTION DATE                     NEWSPAPER ABBREVIATION
Investor Shares--September 30,     Investor Shares--IntlGr
1981                               Admiral Shares--IntlGrAdml
Admiral Shares--August 13, 2001
                                   VANGUARD FUND NUMBER
                                   Investor Shares--081
NET ASSETS (ALL SHARE CLASSES) AS  Admiral Shares--581
OF AUGUST 31, 2001
$6.9 billion                       CUSIP NUMBER
                                   Investor Shares--921910204
SUITABLE FOR IRAS                  Admiral Shares--921910501
Yes (both classes of shares)
                                   TICKER SYMBOL
MINIMUM INITIAL INVESTMENT         Investor Shares--VWIGX
  Investor Shares--$3,000; $1,000  Admiral Shares--VWILX
for IRAs and custodial accounts
for minors
  Admiral Shares--$250,000
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
     Finally, you'll find information on other important features of the Fund.

5

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                         GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

MARKET EXPOSURE
The Fund invests mainly in common stocks of non-U.S. companies that have above-average potential for growth. About two-thirds of the Fund's assets are invested in long-term growth stocks; the remainder are invested in stocks of companies that represent shorter-term opportunities.
     Because it invests mainly in foreign stocks, the Fund is subject to certain risks.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

[FLAG]THE FUND IS SUBJECT TO STOCK MARKET  RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
      IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include

6

the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

           ----------------------------------------------------------
                INTERNATIONAL STOCK MARKET RETURNS (1969-2000)
           ----------------------------------------------------------
                     1 YEAR     5 YEARS         10 YEARS   20 YEARS
           ----------------------------------------------------------
           Best       69.4%       36.1%           22.0%      15.5%
           Worst     -23.4         0.4             5.5       11.1
           Average    13.4        12.6            13.5       13.8
           ----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2000. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.
     Note that the preceding chart does not take into account returns measured by the Select Emerging Markets Free Index, a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1991 through 2000, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

--------------------------------------------------------------------------------
                   STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
                 EUROPEAN           PACIFIC         EMERGING            U.S.
                  MARKET             MARKET         MARKETS**          MARKET
--------------------------------------------------------------------------------
1991              14.12              11.51            59.91            30.47
1992              -3.92             -18.51            11.40             7.62
1993              29.25              36.15            74.84            10.08
1994               2.82              12.82            -7.31             1.32
1995              22.08               2.89             0.01            37.58
1996              21.42              -8.23            15.19            22.96
1997              23.75             -25.74           -16.37            33.36
1998              28.68               2.64           -18.39            28.58
1999              15.77              56.38            60.86            21.04
2000              -8.39             -25.78           -27.93            -9.10
--------------------------------------------------------------------------------
* European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Free Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
** The inception date of the Select Emerging Markets Free Index was May 4, 1994; returns shown for 1991 to 1994 are measured by the MSCI Emerging Markets Free Index.
--------------------------------------------------------------------------------

     Keep in mind, however, that these average returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from this Fund in particular.

7

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            INTERNATIONAL INVESTING

Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
--------------------------------------------------------------------------------

[FLAG]THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE
     CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR A NATURAL DISASTER--WILL WEAKEN A COUNTRY'S SECURITIES MARKET. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

SECURITY SELECTION
Schroder Investment Management North America Inc. (Schroder), adviser to the Fund, believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroder continually evaluates financial markets around the world--including Japan, the United Kingdom, the Netherlands, Germany, France, Switzerland, Sweden, Australia, Hong Kong, Singapore, and Italy--and identifies those countries with, in the adviser's opinion, the most favorable business climates.
     Once an attractive market has been identified, Schroder analyzes the companies there and ranks them according to their potential for above-average earnings growth. Schroder generally considers on-site evaluations an important part of the security selection process, and members of its team therefore visit more than 3,600 companies worldwide. The companies chosen by Schroder reflect a wide variety of countries and industries.
     The Fund is run according to traditional methods of active investment management, which means securities are bought and sold according to the adviser's judgments about companies and their financial prospects, and about foreign stock markets and economies in general.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of foreign companies, the Fund may make certain other kinds of investments to achieve its objective.

     The Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price

8

on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may also invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

9

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of August 31, 2001, the average turnover rate for all foreign stock funds was approximately 91%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in access of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

10

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Schroder Investment Management North America Inc., 31 Gresham Street, London EC2V 7QA, England, adviser to the Fund, is an investment advisory firm founded in 1979. Schroder is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of August 31, 2001, The Schroder Group managed about $170 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
     Schroder's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, the firm's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with the cumulative total return of the MSCI EAFE Index over the same period. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended August 31, 2001, the advisory fee represented an effective annual rate of 0.13% of the Fund's average net assets before a performance-based increase of 0.01%.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

11

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUND'S ADVISER

The manager primarily responsible for overseeing the Fund's investments is:

RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder. He has been with The Schroder Group since 1968 and has managed the Fund since its inception. Education: the Sorbonne, France; M.A., Cambridge University, England.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your portion of the fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

12

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 30.5% (30% in 2002) of any taxable distributions or redemptions from your account if you do not:
-  Provide us with your correct taxpayer identification number;
-  Certify that the taxpayer identification number is correct; and
-  Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

13

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

14

---------------------------------------------------------------------------------------------------------
                                                          VANGUARD INTERNATIONAL GROWTH FUND
                                                                    INVESTOR SHARES
                                                                  YEAR ENDED AUGUST 31,
                                       ------------------------------------------------------------------
                                                2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $22.23       $19.75       $16.57       $17.86       $16.13
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .23          .26          .27          .25          .19
 Net Realized and Unrealized Gain (Loss) on
  Investments                                  (5.41)        3.38         3.29         (.81)        2.28
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations            (5.18)        3.64         3.56         (.56)        2.47
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.22)        (.26)        (.22)        (.21)        (.19)
 Distributions from
  Realized Capital Gains                       (1.42)        (.90)        (.16)        (.52)        (.55)
---------------------------------------------------------------------------------------------------------
   Total Distributions                         (1.64)       (1.16)        (.38)        (.73)        (.74)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $15.41       $22.23       $19.75       $16.57       $17.86
=========================================================================================================
TOTAL RETURN                                 -24.49%       18.68%       21.70%       -2.99%       15.84%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)           $6,447      $10,144       $8,000       $6,820       $7,089
 Ratio of Total Expenses to Average
   Net Assets                                  0.61%        0.53%        0.58%        0.59%        0.57%
 Ratio of Net Investment Income to
   Average Net Assets                          1.19%        1.26%        1.42%        1.39%        1.26%
 Turnover Rate                                   48%          48%          37%          37%          22%
=========================================================================================================

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2001 with a net asset value (price) of $22.23 per share. During the year, each Investor Share earned $0.23 from investment income (interest and dividends). There was a decline of $5.41 per share in the value of investments held or sold by the Fund, resulting in a net decline of $5.18 per share from investment operations.

Shareholders received $1.64 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the year was $15.41, reflecting losses of $5.18 per share and distributions of $1.64 per share. This was a decrease of $6.82 per share (from $22.23 at the beginning of the year to $15.41 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -24.49% for the year.

As of August 31, 2001, the Investor Shares had $6.4 billion in net assets. For the year, the expense ratio was 0.61% ($6.10 per $1,000 of net assets), and the net investment income amounted to 1.19% of average net assets. The Fund sold and replaced securities valued at 48% of its net assets.
--------------------------------------------------------------------------------

15

--------------------------------------------------------------------------------
                                             VANGUARD INTERNATIONAL GROWTH FUND
                                                                 ADMIRAL SHARES
                                                                  AUGUST 13* TO
                                                                AUGUST 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .07
 Net Realized and Unrealized Gain (Loss) on Investments                   (1.05)
--------------------------------------------------------------------------------
   Total from Investment Operations                                        (.98)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
   Total Distributions                                                       --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $49.02
================================================================================
TOTAL RETURN                                                             -1.96%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                      $495
 Ratio of Total Expenses to Average Net Assets                          0.54%**
 Ratio of Net Investment Income to Average Net Assets                   2.50%**
 Turnover Rate                                                              48%
================================================================================
 *Inception.
**Annualized.

16

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                 BUYING SHARES
                              CONVERTING SHARES
                               REDEEMING SHARES
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire. Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares).
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

17

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
-ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
 - SIMPLE IRAs and 403(b)(7) custodial accounts;
 - Other retirement plan accounts receiving special administrative services from Vanguard; or
 - Accounts maintained by financial intermediaries, except in limited circumstances.
-THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
-U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
-LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
-NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
-FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

CONVERTING SHARES

ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

17

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

18

TYPES OF REDEMPTIONS
-CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
-EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
-WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
-SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. -POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt a fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
-RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).

19

-SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. -PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
-NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
-EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
-AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
-TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
-PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.
-SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
-SOME  VANGUARD  FUNDS  DO  NOT  PERMIT  TELEPHONE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index

20

Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM
-REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
-SOME   VANGUARD   FUNDS  DO  NOT  PERMIT   ONLINE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
-"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY -MARKET FUND during any 12-month period.
- Your round trips through a non-money-market fund must be at least 30 days apart.

21

-    All funds may refuse share purchases at any time, for any reason.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

22

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard International Growth Fund will be mailed twice a year, in April and October. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
-    Performance assessments with comparisons to industry benchmarks.
-    Report from the adviser.
-    Financial statements with detailed listings of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

ONLINE
VANGUARD.COM
- Your best source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours per day, 7 days per week

21

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange, or wire
- Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at 1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
- For Admiral account information
- For most Admiral transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please  use  the  specific  fund  number  when   contacting  us  about  Vanguard
International Growth Fund--81 (Investor Shares) and 581 (Admiral Shares).

(THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information
about Vanguard International Growth
Fund, the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in the
Fund's annual and semiannual reports
to shareholders. In the Fund's annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information  about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing
the Public Reference Section,
Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-1027

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

P081 122001

VANGUARD(R) INTERNATIONAL GROWTH FUND

INVESTOR SHARES FOR PARTICIPANTS - DECEMBER 28, 2001


This prospectus
contains financial data
for the Fund through
the fiscal period ended
August 31, 2001.

STOCK

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accurace or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) LOGO]

VANGUARD INTERNATIONAL GROWTH FUND
Investor Shares
Participant Prospectus
December 28, 2001

An International Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
 1 FUND PROFILE                        11 SHARE PRICE

 3 ADDITIONAL INFORMATION              12 FINANCIAL HIGHLIGHTS

 4 MORE ON THE FUND                    14 INVESTING WITH VANGUARD

 9 THE FUND AND VANGUARD               15 ACCESSING FUND INFORMATION BY COMPUTER

10 INVESTMENT ADVISER                  GLOSSARY (inside back cover)

11 DIVIDENDS, CAPITAL GAINS, AND TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASSES

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in the stocks of seasoned companies located outside the United States. In selecting stocks, the Fund's adviser evaluates foreign markets around the world and chooses companies with above-average growth potential.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.
- Investment style risk, which is the chance that returns from growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risk of investing in the Fund. The bar chart shows how the Fund's performance (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
               SCALE -20% - +50%
                                1991              4.74%
                                1992             -5.79%
                                1993             44.74%
                                1994              0.76%
                                1995             14.89%
                                1996             14.65%
                                1997              4.12%
                                1998             16.93%
                                1999             26.34%
                                2000             -8.60%
              ----------------------------------------------------
              The Fund's year-to-date return as of the most recent calendar quarter, which ended September 30, 2001, was -27.87%.
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 21.86% (quarter ended December 31, 1999), and the lowest return for a quarter was -16.04% (quarter ended September 30, 2001).

2

    -------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
    -------------------------------------------------------------------------
                                          1 YEAR      5 YEARS        10 YEARS
    -------------------------------------------------------------------------
    Vanguard International Growth Fund    -8.60%       10.02%         10.30%
    MSCI EAFE Index*                     -14.17         7.13           8.24
    -------------------------------------------------------------------------
    *Morgan Stanley Capital International Europe, Australasia, Far East Index.
    -------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.54%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.07%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.61%

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

               --------------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS      10 YEARS
               --------------------------------------------------
                    $62         $195        $340         $762
               --------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Growth Fund Investor Shares' expense ratio in fiscal year 2001 was 0.61%, or $6.10 per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 2000 of 1.69%, or $16.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               IntlGr

INVESTMENT ADVISER                             VANGUARD FUND NUMBER
Schroder Investment Management North America   081
Inc., London, England, since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 921910204
September 30, 1981
                                               TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF           VWIGX
AUGUST 31, 2001
$6.9 billion
--------------------------------------------------------------------------------

4

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
     Finally, you'll find information on other important features of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

MARKET EXPOSURE
The Fund invests mainly in common stocks of non-U.S. companies that have above-average potential for growth. About two-thirds of the Fund's assets are invested in long-term growth stocks; the remainder is invested in stocks of companies that represent shorter-term opportunities.
     Because it invests mainly in foreign stocks, the Fund is subject to certain risks.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

5

[FLAG]THE FUND IS SUBJECT TO STOCK MARKET  RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
     IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

           ----------------------------------------------------------
                INTERNATIONAL STOCK MARKET RETURNS (1969-2000)
           ----------------------------------------------------------
                     1 YEAR     5 YEARS         10 YEARS   20 YEARS
           ----------------------------------------------------------
           Best       69.4%       36.1%           22.0%      15.5%
           Worst     -23.4         0.4             5.5       11.1
           Average    13.4        12.6            13.5       13.8
           ----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2000. Keep in mind that this was a particularly favorable period for all stock markets. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.

     Note that the preceding chart does not take into account returns measured by the Select Emerging Markets Free Index, a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1991 through 2000, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

6

--------------------------------------------------------------------------------
                   STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
                    EUROPEAN           PACIFIC         EMERGING            U.S.
                     MARKET             MARKET         MARKETS**          MARKET
--------------------------------------------------------------------------------
1991                 14.12%             11.51%           59.91%           30.47%
1992                 -3.92             -18.51            11.40             7.62
1993                 29.25              36.15            74.84            10.08
1994                  2.82              12.82            -7.31             1.32
1995                 22.08               2.89             0.01            37.58
1996                 21.42              -8.23            15.19            22.96
1997                 23.75             -25.74           -16.37            33.36
1998                 28.68               2.64           -18.39            28.58
1999                 15.77              56.38            60.86            21.04
2000                 -8.39             -25.78           -27.93            -9.10
--------------------------------------------------------------------------------
* European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Free Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
** The inception date of the Select Emerging Markets Free Index was May 4, 1994; returns shown for 1991 to 1994 are measured by the MSCI Emerging Markets Free Index.
--------------------------------------------------------------------------------

     Keep in mind, however, that these average returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from this Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
--------------------------------------------------------------------------------

[FLAG]THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE
     CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR A NATURAL DISASTER--WILL WEAKEN A COUNTRY'S SECURITIES MARKET. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

7

SECURITY SELECTION
Schroder Investment Management North America Inc. (Schroder), adviser to the Fund, believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroder continually evaluates financial markets around the world--including Japan, the United Kingdom, the Netherlands, Germany, France, Switzerland, Sweden, Australia, Hong Kong, Singapore, and Italy--and identifies those countries with, in the adviser's opinion, the most favorable business climates.
     Once an attractive market has been identified, Schroder analyzes the companies there and ranks them according to their potential for above-average earnings growth. Schroder generally considers on-site evaluations an important part of the security selection process, and members of its team therefore visit more than 3,600 companies worldwide. The companies chosen by Schroder reflect a wide variety of countries and industries.
     The Fund is run according to traditional methods of active investment management, which means securities are bought and sold according to the adviser's judgments about companies and their financial prospects, and about foreign stock markets and economies in general.
     The Fund is generally managed without regard to tax ramifications.

[FLAG]THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of foreign companies, the Fund may make certain other kinds of investments to achieve its objective.

     The Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may also invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

8

     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

9

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of August 31, 2001, the average turnover rate for all foreign stock funds was approximately 91%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in access of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

10

INVESTMENT ADVISER

Schroder Investment Management North America Inc., 31 Gresham Street, London EC2V 7QA, England, adviser to the Fund, is an investment advisory firm founded in 1979. Schroder is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of August 31, 2001, The Schroder Group managed about $170 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
     Schroder's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, the firm's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with the cumulative total return of the MSCI EAFE Index over the same period. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended August 31, 2001, the advisory fee represented an effective annual rate of 0.13% of the Fund's average net assets before a performance-based increase of 0.01%.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board ot trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The manager primarily responsible for overseeing the Fund's investments is:

RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder. He has been with The Schroder Group since 1968 and has managed the Fund since its inception. Education: the Sorbonne, France; M.A., Cambridge University, England.
--------------------------------------------------------------------------------

11

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of the fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Investor Shares (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

---------------------------------------------------------------------------------------------------------
                                                          VANGUARD INTERNATIONAL GROWTH FUND
                                                                    INVESTOR SHARES
                                                                  YEAR ENDED AUGUST 31,
                                       ------------------------------------------------------------------
                                                2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $22.23       $19.75       $16.57       $17.86       $16.13
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .23          .26          .27          .25          .19
 Net Realized and Unrealized Gain (Loss) on
  Investments                                  (5.41)        3.38         3.29         (.81)        2.28
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations            (5.18)        3.64         3.56         (.56)        2.47
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.22)        (.26)        (.22)        (.21)        (.19)
 Distributions from
  Realized Capital Gains                       (1.42)        (.90)        (.16)        (.52)        (.55)
---------------------------------------------------------------------------------------------------------
   Total Distributions                         (1.64)       (1.16)        (.38)        (.73)        (.74)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $15.41       $22.23       $19.75       $16.57       $17.86
=========================================================================================================
TOTAL RETURN                                 -24.49%       18.68%       21.70%       -2.99%       15.84%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)           $6,447      $10,144       $8,000       $6,820       $7,089
 Ratio of Total Expenses to Average
   Net Assets                                  0.61%        0.53%        0.58%        0.59%        0.57%
 Ratio of Net Investment Income to
   Average Net Assets                          1.19%        1.26%        1.42%        1.39%        1.26%
 Turnover Rate                                   48%          48%          37%          37%          22%
=========================================================================================================

13

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Investor Shares began fiscal year 2001 with a net asset value (price) of $22.23 per share. During the year, each Investor Share earned $0.23 from investment income (interest and dividends). There was a decline of $5.41 per share in the value of investments held or sold by the Fund, resulting in a net decline of $5.18 per share from investment operations.

Shareholders received $1.64 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the year was $15.41, reflecting losses of $5.18 per share and distributions of $1.64 per share. This was a decrease of $6.82 per share (from $22.23 at the beginning of the year to $15.41 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -24.49% for the year.

As of August 31, 2001, the Investor Shares had $6.4 billion in net assets. For the year, the expense ratio was 0.61% ($6.10 per $1,000 of net assets), and the net investment income amounted to 1.19% of average net assets. The Fund sold and replaced securities valued at 48% of its net assets.
--------------------------------------------------------------------------------

14

INVESTING WITH VANGUARD
The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

15

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

(THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

FOR MORE INFORMATION
If you'd like more information about Vanguard International Growth Fund, the following documents are available free upon request:

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information
about Vanguard International Growth
Fund, the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in the
Fund's annual and semiannual reports
to shareholders. In the Fund's annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information  about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing
the Public Reference Section,
Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-1027

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

I081 122001

VANGUARD(R) INTERNATIONAL GROWTH FUND

ADMIRAL(TM) SHARES FOR PARTICIPANTS - DECEMBER 28, 2001


This prospectus
contains financial data
for the Fund through
the fiscal period ended
August 31, 2001.

STOCK

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accurace or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) LOGO]

VANGUARD INTERNATIONAL GROWTH FUND
Admiral Shares
Participant Prospectus
December 28, 2001

An International Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

 1 FUND PROFILE                        11 SHARE PRICE

 3 ADDITIONAL INFORMATION              12 FINANCIAL HIGHLIGHTS

 4 MORE ON THE FUND                    14 INVESTING WITH VANGUARD

 9 THE FUND AND VANGUARD               15 ACCESSING FUND INFORMATION BY COMPUTER

10 INVESTMENT ADVISER                  GLOSSARY (inside back cover)

11 DIVIDENDS, CAPITAL GAINS, AND TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASSES

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in the stocks of seasoned companies located outside the United States. In selecting stocks, the Fund's adviser evaluates foreign markets around the world and chooses companies with above-average growth potential.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.
- Investment style risk, which is the chance that returns from growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risk of investing in the Fund. The bar chart shows how the Fund's performance (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index over set periods of time. Both the bar chart and table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
               SCALE -20% - +50%
                                1991              4.74%
                                1992             -5.79%
                                1993             44.74%
                                1994              0.76%
                                1995             14.89%
                                1996             14.65%
                                1997              4.12%
                                1998             16.93%
                                1999             26.34%
                                2000             -8.60%
              ----------------------------------------------------
              The Fund's year-to-date return as of the most recent calendar quarter, which ended September 30, 2001, was -27.87%.
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 21.86% (quarter ended December 31, 1999), and the lowest return for a quarter was -16.04% (quarter ended September 30, 2001).

2

    -------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
    -------------------------------------------------------------------------
                                          1 YEAR      5 YEARS        10 YEARS
    -------------------------------------------------------------------------
    Vanguard International Growth Fund
      Investor Shares                     -8.60%       10.02%         10.30%
    MSCI EAFE Index*                     -14.17         7.13           8.24
    -------------------------------------------------------------------------
    *Morgan Stanley Capital International Europe, Australasia, Far East Index.
    -------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.42%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.07%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.49%

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

               --------------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS      10 YEARS
               --------------------------------------------------
                    $50         $157        $274         $616
               --------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard International Growth Fund Admiral Shares' expense ratio for the current fiscal year to be 0.49%, or $4.90 per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 2000 of 1.69%, or $16.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               IntlGrAdml

INVESTMENT ADVISER                             VANGUARD FUND NUMBER
Schroder Investment Management North America   581
Inc., London, England, since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 921910501
Investor Shares--September 30, 1981
Admiral Shares--August 13, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF           TICKER SYMBOL
AUGUST 31, 2001                                VWILX
$6.9 billion
--------------------------------------------------------------------------------

4

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
     Finally, you'll find information on other important features of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

MARKET EXPOSURE
The Fund invests mainly in common stocks of non-U.S. companies that have above-average potential for growth. About two-thirds of the Fund's assets are invested in long-term growth stocks; the remainder is invested in stocks of companies that represent shorter-term opportunities.
     Because it invests mainly in foreign stocks, the Fund is subject to certain risks.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

5

[FLAG]THE FUND IS SUBJECT TO STOCK MARKET  RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
     IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

           ----------------------------------------------------------
                INTERNATIONAL STOCK MARKET RETURNS (1969-2000)
           ----------------------------------------------------------
                     1 YEAR     5 YEARS         10 YEARS   20 YEARS
           ----------------------------------------------------------
           Best       69.4%       36.1%           22.0%      15.5%
           Worst     -23.4         0.4             5.5       11.1
           Average    13.4        12.6            13.5       13.8
           ----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2000. Keep in mind that this was a particularly favorable period for all stock markets. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.

     Note that the preceding chart does not take into account returns measured by the Select Emerging Markets Free Index, a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1991 through 2000, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

6

--------------------------------------------------------------------------------
                   STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
                    EUROPEAN           PACIFIC         EMERGING            U.S.
                     MARKET             MARKET         MARKETS**          MARKET
--------------------------------------------------------------------------------
1991                 14.12%             11.51%           59.91%           30.47%
1992                 -3.92             -18.51            11.40             7.62
1993                 29.25              36.15            74.84            10.08
1994                  2.82              12.82            -7.31             1.32
1995                 22.08               2.89             0.01            37.58
1996                 21.42              -8.23            15.19            22.96
1997                 23.75             -25.74           -16.37            33.36
1998                 28.68               2.64           -18.39            28.58
1999                 15.77              56.38            60.86            21.04
2000                 -8.39             -25.78           -27.93            -9.10
--------------------------------------------------------------------------------
* European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Free Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
** The inception date of the Select Emerging Markets Free Index was May 4, 1994; returns shown for 1991 to 1994 are measured by the MSCI Emerging Markets Free Index.
--------------------------------------------------------------------------------

     Keep in mind, however, that these average returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from this Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
--------------------------------------------------------------------------------

[FLAG]THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE
     CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR A NATURAL DISASTER--WILL WEAKEN A COUNTRY'S SECURITIES MARKET. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

7

SECURITY SELECTION
Schroder Investment Management North America Inc. (Schroder), adviser to the Fund, believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroder continually evaluates financial markets around the world--including Japan, the United Kingdom, the Netherlands, Germany, France, Switzerland, Sweden, Australia, Hong Kong, Singapore, and Italy--and identifies those countries with, in the adviser's opinion, the most favorable business climates.
     Once an attractive market has been identified, Schroder analyzes the companies there and ranks them according to their potential for above-average earnings growth. Schroder generally considers on-site evaluations an important part of the security selection process, and members of its team therefore visit more than 3,600 companies worldwide. The companies chosen by Schroder reflect a wide variety of countries and industries.
     The Fund is run according to traditional methods of active investment management, which means securities are bought and sold according to the adviser's judgments about companies and their financial prospects, and about foreign stock markets and economies in general.
     The Fund is generally managed without regard to tax ramifications.

[FLAG]THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of foreign companies, the Fund may make certain other kinds of investments to achieve its objective.

     The Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may also invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

8

     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

9

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of August 31, 2001, the average turnover rate for all foreign stock funds was approximately 91%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in access of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

10

INVESTMENT ADVISER

Schroder Investment Management North America Inc., 31 Gresham Street, London EC2V 7QA, England, adviser to the Fund, is an investment advisory firm founded in 1979. Schroder is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of August 31, 2001, The Schroder Group managed about $170 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
     Schroder's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, the firm's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with the cumulative total return of the MSCI EAFE Index over the same period. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended August 31, 2001, the advisory fee represented an effective annual rate of 0.13% of the Fund's average net assets before a performance-based increase of 0.01%.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board ot trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The manager primarily responsible for overseeing the Fund's investments is:

RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder. He has been with The Schroder Group since 1968 and has managed the Fund since its inception. Education: the Sorbonne, France; M.A., Cambridge University, England.
--------------------------------------------------------------------------------

11

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of the fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the period shown, and certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have lost during the period on an investment in the Admiral Shares (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.
     Because the reporting period for the Admiral Shares is so short, you may find the total return history of the Investor Shares (see the Fund's annual report) to be more relevant, taking into consideration a lower expense ratio for Admiral Shares.

--------------------------------------------------------------------------------
                                             VANGUARD INTERNATIONAL GROWTH FUND
                                                                 ADMIRAL SHARES
                                                                  AUGUST 13* TO
                                                                AUGUST 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .07
 Net Realized and Unrealized Gain (Loss) on Investments                   (1.05)
--------------------------------------------------------------------------------
   Total from Investment Operations                                        (.98)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
   Total Distributions                                                       --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $49.02
================================================================================
TOTAL RETURN                                                             -1.96%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                      $495
 Ratio of Total Expenses to Average Net Assets                          0.54%**
 Ratio of Net Investment Income to Average Net Assets                   2.50%**
 Turnover Rate                                                              48%
================================================================================
 *Inception.
**Annualized.

13

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Admiral Shares began the fiscal period ended August 31, 2001, with a net asset value (price) of $50.00 per share. During the period, each Admiral Share earned $0.07 from investment income (interest and dividends). There was a decline of $1.05 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.98 per share from investment operations.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the period was $49.02, reflecting losses of $0.98 per share and no distributions. This was a decrease of $0.98 per share (from $50.00 at the beginning of the period to $49.02 at the end of the period). The total return was -1.96% for the period.

As of August 31, 2001, the Admiral Shares had $495 million in net assets. For the period, the annualized expense ratio was 0.54% ($5.40 per $1,000 of net assets), and the annualized net investment income amounted to 2.50% of average net assets. The Fund sold and replaced securities valued at 48% of its net assets.
--------------------------------------------------------------------------------

14

INVESTING WITH VANGUARD
The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

15

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

(THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

FOR MORE INFORMATION
If you'd like more information about Vanguard International Growth Fund, the following documents are available free upon request:

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information
about Vanguard International Growth
Fund, the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in the
Fund's annual and semiannual reports
to shareholders. In the Fund's annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information  about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing
the Public Reference Section,
Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-1027

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

I581 122001

                                     PART B

                             VANGUARD(R) WORLD FUNDS
                                  (THE TRUST)

                      STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 28, 2001

     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses dated December 28, 2001. To obtain, without charge, a Prospectus or the most recent Annual Report to Shareholders, which contains the Trust's Financial Statements as hereby incorporated by reference, please call:

                         INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
DESCRIPTION OF THE TRUST.........................................B-1
INVESTMENT POLICIES..............................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-8
YIELD AND TOTAL RETURN...........................................B-9
SHARE PRICE......................................................B-13
PURCHASE OF SHARES...............................................B-14
REDEMPTION OF SHARES.............................................B-14
MANAGEMENT OF THE FUNDS..........................................B-15
INVESTMENT ADVISORY SERVICES.....................................B-18
PORTFOLIO TRANSACTIONS...........................................B-22
FINANCIAL STATEMENTS.............................................B-23
COMPARATIVE INDEXES..............................................B-23

                            DESCRIPTION OF THE TRUST

ORGANIZATION
The Trust was organized as Ivest Fund, a Massachusetts corporation, in 1959. It became a Maryland corporation in 1973, and was reorganized as a Delaware business trust in June 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard World Fund, Inc.

     The Trust currently offers the following funds:

                                                      SHARE CLASSES
                                                      -------------
FUND                                        INVESTOR    ADMIRAL    INSTITUTIONAL
-----                                       --------    -------    -------------
Vanguard(R) U.S. Growth Fund                   Yes        Yes            No
Vanguard(R) International Growth Fund          Yes        Yes            No
Vanguard(R) Calvert(TM) Social Index Fund      Yes        No             Yes
                 (individually, a Fund; collectively, the Funds)

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.

     The Vanguard U.S. Growth Fund and Vanguard International Growth Fund are registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as open-end diversified management investment companies. Vanguard Calvert Social Index Fund is registered with the Commission as an open-end nondiversified management investment company.

SERVICE PROVIDERS
     CUSTODIAN. Citibank, N.A., 111 Wall Street, New York, NY 10005 (for Vanguard U.S. Growth Fund), JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Vanguard International Growth Fund), and First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, PA 19106 (for Vanguard Calvert Social Index Fund), serve as the custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of each Fund's assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent accountants. The accountants audit each Fund's annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS SHARES
     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. Each Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected series. Unless terminated by reorganization or liquidation, each Fund will continue indefinitely.

     SHAREHOLDER LIABILITY. The Funds are organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any Fund or any class of a Fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders of that Fund will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of each Fund.

     CONVERSION RIGHTS. Shareholders of a Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.

     REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS
Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

The following policies supplement each Fund's investment policies set forth in the Prospectus for each Fund.

     FUTURES CONTRACTS AND OPTIONS. Each Fund may enter into stock futures contracts, options, and options on futures contracts for the following reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Vanguard Calvert Social Index Fund's investments in futures contracts and options will not be screened based on social or environmental criteria. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government Agency. To the extent required by law, a fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the fund under a futures contract.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the market value of the underlying securities. Each Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to each Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio. Each Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by each Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of a Fund's income to fluctuations in the market value of the underlying securities, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     Restrictions on the Use of Futures Contracts. Each Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets. In addition, each Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Fund are engaged in only for hedging purposes, the investment advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. Each Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and experience a decline in the value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by each Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

     In order for each Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to each Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

     FOREIGN INVESTMENTS. Vanguard International Growth Fund seeks to diversify its assets among various foreign stock markets and, with respect to 65% of its total assets, will invest in the securities of at least three different countries. Vanguard U.S. Growth Fund may invest up to 20% of its assets in securities of foreign companies. Vanguard Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding the stocks that comprise the index it tracks. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Vanguard International Growth Fund and Vanguard Calvert Social Index Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, military action or unrest, or diplomatic developments which could affect U.S. investments in those countries. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated.

     Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by the Funds. However, these foreign withholding taxes are not expected to have a significant impact on the Funds, since each Fund seeks long-term capital appreciation and any income should be considered incidental.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.

     Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a Fund's total assets are invested in securities of foreign issuers, the Fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a tax credit or deduction on their tax returns. If shareholders meet certain holding period requirements with respect to Fund shares, an offsetting tax credit may be available. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain foreign taxes. In either case, a shareholder's tax statement will show more taxable income or capital gains than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

     A shareholder that is a nonresident alien for U.S. tax purposes may be subject to adverse U.S. tax consequences. For example, dividends and short-term capital gains paid by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if applicable). Foreign investors are urged to consult their tax advisers regarding the U.S. tax treatment of ownership of shares in the Fund.

     TURNOVER RATE. While the turnover rate is not a limiting factor when management deems changes appropriate, it is anticipated that the annual turnover rate for each Fund will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all of the securities held by a Fund are replaced within a period of one year. The portfolio turnover rate for each Fund for each of the fiscal years presented is set forth under "Financial Highlights," in each Fund's Prospectus.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under securities law, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933
Act). While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

     REPURCHASE AGREEMENTS. Each Fund along with other members of the Vanguard Group may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Funds' board of trustees monitors repurchase agreement transactions generally and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they will be controlled through careful monitoring procedures.

     LENDING OF SECURITIES. Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the Rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     TEMPORARY INVESTMENTS. The U.S. Growth and International Growth Funds may take temporary investment measures that are inconsistent with the Funds' normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which such Funds may take temporary defensive measures. In taking such measures, each such Fund may fail to achieve its investment objective.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares.

     BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. Each Fund may not invest in commodities, except that each Fund may invest in stock futures contracts, stock options, and options on stock futures contracts and, in the case of Vanguard International Growth Fund and Vanguard Calvert Social Index Fund, foreign currency futures contracts and options. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, Vanguard U.S. Growth Fund and Vanguard International Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities. Vanguard Calvert Social Index Fund will limit the aggregate value of all holdings (except U.S. Government and cash items, as defined under subchapter M of the Internal Revenue Code (the Code), each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, the Fund will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets.

     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. Each Fund may not invest in a company for the purpose of controlling its management.

     INVESTMENT COMPANIES. Each Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Funds' investment policies relating to commodities.

     PLEDGING ASSETS. Each Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     None of these limitations prevents the Fund from participating in The Vanguard Group Inc. (Vanguard). Because each Fund is a member of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                             YIELD AND TOTAL RETURN

The yield of Vanguard U.S. Growth and Calvert Social Index Funds Investor Shares for the 30-day period ended August 31, 2001, was 0.05% and 0.80%, respectively.

     The Funds' average annual total returns (before and after taxes) for the one-, five-, and ten-year periods ended August 31, 2001, are set forth below:

                                   1 YEAR ENDED   5 YEARS ENDED   10 YEARS ENDED
                                      8/31/2001       8/31/2001        8/31/2001
                                      ---------       ---------        ---------
VANGUARD U.S. GROWTH FUND
  INVESTOR SHARES
  Return Before Taxes                   -54.07%           4.90%            8.75%
  Return After Taxes on Distributions   -55.96            2.72             7.25
  Return After Taxes on Distributions
    and Sale of Fund Shares             -29.33            4.66             7.48
VANGUARD INTERNATIONAL GROWTH FUND
  INVESTOR SHARES
  Return Before Taxes                   -24.49            4.15             7.81
  Return After Taxes on Distributions   -25.98            2.85             6.87
  Return After Taxes on Distributions
    and Sale of Fund Shares             -13.63            3.19             6.35
VANGUARD CALVERT SOCIAL INDEX FUND
  INVESTOR SHARES
  Return Before Taxes                   -31.75          -19.87*             N/A
  Return After Taxes on Distributions   -31.87          -19.98*             N/A
  Return After Taxes on Distributions
    and Sale of Fund Shares             -19.32          -15.85*             N/A

*Since Inception.  Subscription  period for the Fund was May 8, 2000, to May 31,
 2000, during which time all assets were held in money market instruments. Performance measurement began May 31, 2000.

AVERAGE ANNUAL TOTAL RETURN
     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, and ten years, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)
     Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               T = (ERV/P)1/n - 1
     Where:
              T    =average annual total return
              P    =a hypothetical initial investment of $1,000
              n    =number of years
            ERV    =ending  redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fraction portion thereof)
Instructions:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)
     We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:
                               T = (ATVD/P)1/n - 1
     Where:
              T    =average annual total return (after taxes on distributions)
              P    =a hypothetical initial investment of $1,000
              n    =number of years
           ATVD    =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption
Instructions:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.
4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.
5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)
     We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                              T = (ATVDR/P)1/n - 1
     Where:
              T    =average  annual total return  (after taxes on  distributions and redemption)
              P    =a hypothetical initial investment of $1,000
              n    =number of years
          ATVDR    =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.
4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.
5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.
6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.
     (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).
     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.
     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

CUMULATIVE TOTAL RETURN
     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

SEC YIELDS
     Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)6 - 1]

  Where:

          a   =dividends and interest earned during the period.
          b   =expenses accrued for the period (net of
               reimbursements).
          c   =the average daily number of shares outstanding during
               the period that were entitled to receive dividends.
          d   =the maximum offering price per share on the last day of
               the period.

                                  SHARE PRICE

     Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

                               PURCHASE OF SHARES

     The purchase price of shares of each Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to impose a transaction fee on a purchase of a Fund's shares if the purchase, in the opinion of Vanguard, would disrupt the efficient management of the Fund, (iii) to reject purchase orders when in the judgment of management such rejection is in the best interest of each Fund, and
(iv) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.

                              REDEMPTION OF SHARES

     The Funds may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit. There is no charge for share redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

     The Funds have made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     If the board of trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

                            MANAGEMENT OF THE FUNDS

OFFICERS AND TRUSTEES
     The officers of the Funds manage their day-to-day operations and are responsible to the Funds' board of trustees. The trustees set broad policies for the Funds and choose their officers. The following is a list of the trustees and officers of the Funds and a statement of their present positions and principal occupations during the past five years. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund. Each trustee (except Mr. MacLaury) serves as a director of The Vanguard Group, Inc. In addition, each trustee serves as a trustee of each of the 104 funds administered by Vanguard (102 in the case of Mr. Malkiel and 84 in the case of Mr. MacLaury). The mailing address of the trustees and officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.

JOHN J.  BRENNAN,  (DOB:  7/29/1954)  Chairman,  Chief  Executive  Officer,  and
Trustee*
Chairman, Chief Executive Officer, and Director (Trustee) of The Vanguard Group, Inc. and each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS, (DOB: 10/23/1937) Trustee
Senior Advisor to Greenwich Associates (International Business Strategy Consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products); Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital (Investment Management), The Jeffrey Co. (Holding Company), and NeuVis, Inc. (Software Company).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/Coal/ Appliances); Director of The Goodrich Corp. (Aircraft Systems/ Manufacturing/Chemicals).

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman and CEO of Rohm and Haas Co. (Chemicals); Director of Cummins Inc. (Diesel Engines), The Mead Corp. (Paper Products), and AmerisourceBergen Corp. (Pharmaceutical Distribution); Trustee of Vanderbilt University.

R. GREGORY BARTON, (DOB: 4/25/1951) Secretary*
Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

* Officers of the Funds are "interested persons" as defined in the 1940 Act.

THE VANGUARD GROUP
     Each Fund is a member of The Vanguard Group of Investment Companies which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in the Vanguard Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services, furnishings and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the funds' expenses, Vanguard also provides certain administrative services to other organizations.

     Each fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard, Vanguard Marketing Corporation, the fund's advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At August 31, 2001, each fund had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $3,421,000, which represented 3.42% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount each Vanguard fund may contribute to Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees review and approve the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund. The trustees also determin whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Vanguard funds based upon relative net assets. The remaining one half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 1% of its average month-end net assets.

     During the fiscal years ended August 31, 1999, 2000, and 2001, the Funds incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses.

FUND                                 1999               2000                2001
----                                 ----               ----                ----
U.S. Growth Fund              $36,880,000        $51,146,000         $47,655,000
International Growth Fund      29,133,000         32,934,000         $34,658,000
Calvert Social Index Fund             N/A              8,000             $88,000

     Each Fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are used solely to reduce the Funds' management and administrative expenses and are not reflected in these totals.

     INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to Vanguard Calvert Social Index Fund and several other Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.

TRUSTEE COMPENSATION
     The same individuals serve as trustees of all Vanguard funds (with two exceptions, which are noted in the table appearing on page B-18), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the funds--in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEES. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by each Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                                                     VANGUARD WORLD FUNDS
                                                      COMPENSATION TABLE

                                                PENSION OR                            TOTAL COMPENSATION
                            AGGREGATE       RETIREMENT BENEFITS                            FROM ALL
                          COMPENSATION      ACCRUED AS PART OF     ESTIMATED ANNUAL     VANGUARD FUNDS
                              FROM             THESE FUNDS'         BENEFITS UPON          PAID TO
NAMES OF TRUSTEES        THESE FUNDS(1)         EXPENSES(1)          RETIREMENT           TRUSTEES(2)
---------------------------------------------------------------------------------------------------------
John J. Brennan               None                None                   None                  None
Charles D. Ellis(3)         $2,997                None                   None                  None
JoAnn Heffernan Heisen       6,477                $254                $15,000              $100,000
Bruce K. MacLaury            6,778                 428                 12,000                95,000
Burton G. Malkiel            6,508                 420                 15,000               100,000
Alfred M. Rankin, Jr.        6,477                 308                 15,000                98,000
James O. Welch, Jr.          6,477                 450                 15,000                98,000
J. Lawrence Wilson           7,408                 324                 15,000               115,000

---------
(1) The amounts shown in this column are based on the Funds' fiscal year ended August 31, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 104 Vanguard funds (102 in the case of Mr. Malkiel; 84 in the case of Mr. MacLaury) for the 2000 calendar year.
(3)  Mr. Ellis joined the Funds' board on January 1, 2001.

                          INVESTMENT ADVISORY SERVICES

VANGUARD U.S. GROWTH FUND
     The Fund entered into an investment advisory agreement with Alliance Capital Management, L.P. (Alliance), under which Alliance manages the investment and reinvestment of the assets included in Vanguard U.S. Growth Fund that the Fund's board of trustees determines to assign to Alliance (the Alliance
Portfolio). In this capacity, Alliance continuously reviews, supervises and administers the Alliance Portfolio. Alliance will invest or reinvest such assets primarily in U.S. securities. Alliance discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund. Under this agreement the Fund pays Alliance, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Alliance Portfolio's average month-end net assets for the quarter:

NET ASSETS                          ANNUAL RATE
----------                          -----------
First $300 million. . . . . . .         .32%
Next $700 million . . . . . . .         .20%
Next $1 billion . . . . . . . .         .15%
Next $18 billion. . . . . . . .         .12%
Over $20 billion. . . . . . . .         .10%

     The basic fee, as provided above, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Fund relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance of the Fund will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

     The adjustment applies as follows:

CUMULATIVE 36-MONTH PERFORMANCE     PERFORMANCE FEE ADJUSTMENT AS A
THE FUND VS. THE INDEX              PERCENTAGE OF THE BASIC FEE*
----------------------              ---------------------------
Exceeds by more than +6%            +25%
Exceeds by 0% to +6%                Linear increase between 0% and +25%
Trails by 0% to -6%                 Linear decrease between 0% and -25%
Trails by more than -6%             -25%
---------
* For purposes of the adjustment calculation, the basic fee is calculated by applying the above rate schedule against the average net assets of the Fund over the same period for which the performance is measured. Linear application of the adjustment provides for an infinite number of results within the stated range. Example: Cumulative 36-month performance of the Fund versus the Index is +3%. Accordingly, a performance fee adjustment of +12.5% [(3% divided by 6%) times 25% maximum] of the basic fee, as calculated over the trailing 36-months, would be due and payable.

     The adjustment will not be fully operable until the close of the quarter ending August 31, 2004. Until that date, the following transition rules will apply:

     (A) JUNE 22, 2001 THROUGH AUGUST 30, 2002. Adviser's compensation will be the basic fee. No adjustment will apply during this period.

     (B) AUGUST 31, 2002 THROUGH AUGUST 31, 2004. Beginning August 31, 2002, the adjustment will take effect on a progressive basis with regard to the number of months elapsed between August 31, 2001, and the close at the quarter for which the adviser's fee is being computed. During this period, the Adjustment will be calculated using cumulative performance of the Alliance Portfolio and the Index from August 31, 2001 through the end of the applicable quarter. For these purposes, the endpoints and size of the range over which a positive or negative Adjustment applies and the corresponding maximum fee adjustment amount will be multiplied by a fractional time-elapsed adjustment. The fraction will equal the number of months elapsed since August 31, 2001, divided by thirty-six.

     (C) ON AND AFTER AUGUST 31, 2004. The adjustment will be fully operable at this time.

     The following special rules will also apply to Alliance's compensation:

     (A) ALLIANCE PORTFOLIO PERFORMANCE. The investment performance of the Alliance Portfolio for any period, expressed as a percentage of the Alliance Portfolio at the beginning of the period, will be the sum of: (i) the change in the Alliance Portfolio's Unit Value during such period; (ii) the unit value of the Alliance Portfolio's cash distributions from the Fund's net investment income and realized net capital gains (whether short- or long-term) having an ex-dividend date occurring within the period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Alliance Portfolio.

     (B) ALLIANCE PORTFOLIO UNIT VALUE. The Alliance Portfolio Unit Value will be determined by dividing the total net assets of the Alliance Portfolio by a given number of units. Initially, the number of units in the Alliance Portfolio will equal a nominal value as determined by dividing initial assets by a unit value of $100 on September 1, 2001. Subsequently, as assets are added to or withdrawn from the Alliance Portfolio, the number of units of the Alliance Portfolio will be adjusted based on the unit value of the Alliance Portfolio on the day such changes are executed. Any cash buffer maintained by the Alliance Portfolio outside of the Alliance Portfolio shall neither be included in the total net assets of the Alliance Portfolio nor included in the computation of the Alliance Portfolio unit value.

     (C) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of: (i) the change in the level of the Index during such period, and
(ii) the value, computed consistently with the Index of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     (D) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Fund and the investment record of the Index shall be in accordance with any then applicable rules of the Commission.

     SAMPLE ADVISORY FEES. The following table shows the total annual advisory fee--that is, the basic fee plus the adjustment--payable to Alliance at varying levels of investment performance:

                         ANNUALIZED PERFORMANCE OVER
NET ASSETS OF FUND       36-MONTH PERIOD                   TOTAL ANNUAL RATE
------------------       ---------------                   -----------------
$300 Million             Trails Index by more than 6%           0.2400%
                         Identical Return of Index              0.3200%
                         Exceeds Index by more than 6%          0.4000%

$1 Billion               Trails Index by more than 6%           0.1770%
                         Identical Return of Index              0.2360%
                         Exceeds Index by more than 6%          0.2950%

$2 Billion               Trails Index by more than 6%           0.1448%
                         Identical Return of Index              0.1930%
                         Exceeds Index by more than 6%          0.2413%

$20 Billion              Trails Index by more than 6%           0.0955%
                         Identical Return of Index              0.1273%
                         Exceeds Index by more than 6%          0.1591%

$25 Billion              Trails Index by more than 6%           0.0914%
                         Identical Return of Index              0.1218%
                         Exceeds Index by more than 6%          0.1523%

     Please note that Alliance became the Fund's investment adviser on June 22, 2001. Prior to June 22, 2001, the Fund employed Lincoln Capital Management Company (Lincoln) as its investment adviser. For the fiscal years ended August 31, 1999, 2000, and 2001, the Fund incurred advisory fees of $16,307,000, $20,280,000, and $16,765,000 (before a performance-based decrease of $29,000), respectively.

DESCRIPTION OF ALLIANCE
     Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation (ACMC), an indirect wholly-owned subsidiary of AXA Financial, Inc. (AXA Financial), is the general partner. As of August 31, 2001, Alliance Capital Management Holding L.P. (Alliance Holding) owned approximately 30% of the outstanding units of limited partnership interest in Alliance (Alliance Units). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. in the form of units (Alliance Holding Units). As of August 31, 2001, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2% of the outstanding Alliance Holding Units and 53% of the outstanding Alliance Units, representing an approximate 53% economic interest in Alliance. AXA Financial is a wholly-owned subsidiary of AXA, one of the largest and most rapidly expanding financial services organizations.

VANGUARD INTERNATIONAL GROWTH FUND
     Vanguard International Growth Fund has entered into an investment advisory agreement with Schroder Investment Management North America, Inc. (Schroder) to manage the investment and reinvestment of Fund's assets and to continuously review, supervise, and administer Vanguard International Growth Fund's investment program. In this regard, it is the responsibility of Schroder to make decisions relating to the Fund's investment in foreign securities and to place the Fund's purchase and sale orders for such securities. Schroder will invest or reinvest the assets of the Fund only in foreign (non-U.S.) securities. Schroder discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.

     As compensation for the services rendered by Schroder under the agreement, the Fund pays Schroder a basic fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund for the quarter:

NET ASSETS                          ANNUAL RATE
----------                          -----------
First $50 million. . . . . . .         .350%
Next $950 million. . . . . . .         .175%
Over $1 billion. . . . . . . .         .125%

     The basic fee, as provided on page B-20, shall be increased or decreased by applying an adjustment formula based on the investment performance of Vanguard International Growth Fund relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, as it may be reformulated from time to time. The trustees believe that the MSCI EAFE Index is an appropriate standard against which the investment performance of Vanguard International Growth Fund can be measured. The performance fee adjustment is as follows:

     (a) On assets of the Fund of $1 billion or less:

            THREE-YEAR PERFROMANCE
             DIFFERENTIAL VS. MSCI                           PERFORMANCE
                  EAFE INDEX                               ADJUSTMENT RATE
            ----------------------                         ---------------
                +12% or above                                 +0.0750%
             Between +6% and +12%                             +0.0375%
              Between +6% and -6%                                -0-
             Between -6% and -12%                             -0.0375%
                -12% and below                                -0.0750%

     (b) On assets of the Fund of more than $1 billion:

             THREE-YEAR PERFROMANCE
              DIFFERENTIAL VS. MSCI                          PERFORMANCE
                   EAFE INDEX                              ADJUSTMENT RATE
             ----------------------                        ---------------
                  +12% or above                               +0.0500%
              Between +6% and +12%                            +0.0250%
               Between +6% and -6%                               -0-
              Between -6% and -12%                            -0.0250%
                 -12% and below                               -0.0500%

     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of Vanguard International Growth Fund are averaged over the same period as the investment performance of the Fund and the investment record of the MSCI EAFE Index are computed.

     The investment performance of Vanguard International Growth Fund for such period, expressed as a percentage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Fund during such period; (ii) the value of the cash distributions per share of the Fund accumulated to the end of such period; and
(iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes. The investment record of the MSCI EAFE Index for any period, expressed as a percentage of the MSCI EAFE Index level at the beginning of such period, shall be the sum of (i) the change in the level of the MSCI EAFE Index during such period and (ii) the value, computed consistently with the MSCI EAFE Index, of cash distributions made by companies whose securities comprise the MSCI EAFE Index accumulated to the end of such period. For this purpose cash distributions on the securities which comprise the MSCI EAFE Index shall be treated as reinvested in the MSCI EAFE Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The foregoing notwithstanding, any computation of the investment performance of the Fund and the investment record of the MSCI EAFE Index shall be in accordance with any then applicable rules of the Commission.

     During the fiscal years ended August 31, 1999, 2000, and 2001, the Fund incurred the following advisory fees to Schroder:

                                            1999           2000             2001
                                            ----           ----             ----
Basic Fee                            $10,068,000    $12,718,000      $10,815,000
Increase/(Decrease) for Performance
 Adjustment                              418,000              0          563,000
                                         -------              -          -------
Total                                $10,486,000    $12,718,000      $11,378,000

DESCRIPTION OF SCHRODER
     Vanguard International Growth Fund is managed by the London branch office of Schroder Investment Management North America, Inc. (SIMNA). SIMNA is a wholly-owned subsidiary of Schroders Incorporated, 787 7th Avenue, New York, New York. Schroders PLC is the holding company parent of a large world-wide group of banks and financial service companies (referred to as "The Schroder Group") with associated companies and branch and representative offices located in twenty-nine countries. The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $170 billion.

VANGUARD CALVERT SOCIAL INDEX FUND
     Vanguard Calvert Social Index Fund receives advisory services from Vanguard's Quantitative Equity Group on an at-cost basis. From May 8, 2000, through August 31, 2000, and during the fiscal year ended August 31, 2001, the Fund's expenses relating to investment advisory services were less than $1,000.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS
     Each Fund's current agreement with its adviser is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to the adviser (thirty (30) days for Alliance), (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the adviser upon ninety (90) days' written notice to the Fund. Alliance's current agreement with the U.S. Growth Fund is binding for a two year period, at the end of which it, too, will become renewable for successive one-year periods, subject to the above conditions.

                             PORTFOLIO TRANSACTIONS

The investment advisory agreements with Alliance and Schroder authorize the investment advisers (with the approval of the Funds' board of trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and direct each investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for each Fund. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research, statistical information, or provide other services in addition to execution services to the Funds and/or the investment advisers. Each investment adviser considers the services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     Currently, it is each Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions than otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of a Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment advisers and/or the Funds. However, each investment adviser has informed the Funds that it generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     During the fiscal years ended August 31, 1999, 2000, and 2001, the Funds paid the following amounts in brokerage commissions:

FUND                                     1999            2000            2001
----                                     ----            ----            ----
U.S. Growth Fund                  $11,950,000     $17,605,000     $27,194,000
International Growth Fund          10,771,000      16,882,000      14,018,000
Calvert Social Index Fund                 N/A           5,000          17,000

     Some securities that are considered for investment by the Funds may also be appropriate for other Vanguard funds or for other clients served by the investment advisers. If such securities are compatible with the investment policies of the Funds and one or more of an adviser's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by that adviser and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of an adviser in a manner deemed equitable by the adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

                              FINANCIAL STATEMENTS

     The Funds' Financial Statements for the year ended August 31, 2001, appearing in the Funds' respective 2001 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Funds' Annual Reports to Shareholders, which may be obtained without charge.

                              COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard World Funds, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALL CAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALL CAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 GROWTH INDEX--measures the performance of those Russell 1000 companies with higher price-to-book ratios, and higher forecasted growth rates.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,100 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest stocks contained in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency and investment-grade corporate bonds.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than ten years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

LEHMAN  BROTHERS  LONG CREDIT A OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,  nonconvertible   investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, investment grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

                                                                   SAI023 122001